Registration No. 33-7724

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 23

and/or

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 29

Massachusetts Mutual Variable Annuity Separate Account 1

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code (413) 788-8411

Patricia J. Walsh

Corporate Vice President and Associate General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐    immediately upon filing pursuant to paragraph (b) of Rule 485.

☒    on May 1, 2008 pursuant to paragraph (b) of Rule 485.

☐    60 days after filing pursuant to paragraph (a) of Rule 485.

☐    on (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page
2	Index of Special Terms
3	Table of Fees and Expenses
4	Condensed Financial Information
5	The Company; Investment Choices
6	Expenses; Distribution
7	Ownership; Purchasing a Flexible Purchase Payment Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page
8	The Income Phase
9	Payments on Death
10	Contract Value; Distribution
11	Right to Cancel Your Contract; Suspension of Payments or Transfers; Withdrawals
12	Taxes
13	Legal Proceedings
14	Additional Information

Caption in Statement of Additional Information
15	Cover Page
16	Table of Contents
17	General Information
18	Service Arrangements and Distribution; Experts; Custodian
19	Purchase of Securities Being Offered
20	Service Arrangements and Distribution
21	Not applicable
22	Contract Value Calculations
23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 1

(For Tax Qualified Arrangements)

Massachusetts Mutual Variable Annuity Separate Account 2

(For Non-Tax Qualified Arrangements)

Flex Extra Variable Annuity

This prospectus describes the Flex Extra individual variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. The contracts provide for accumulation of contract value and annuity payments on a fixed and/or variable basis.

You, the contract owner, have a number of investment choices in these contracts. These investment choices include a fixed interest account option called the Guaranteed Principal Account as well as the following funds offered through our separate accounts, Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2.

MML Series Investment Fund II

•	MML Blend Fund
•	MML Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer MidCap Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Flex Extra contracts.

To learn more about the Flex Extra contracts, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2008. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 37 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Retirement Income Service Center at (800) 272-2216 (press 2) or write to our Retirement Income Service Center using the following address: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, W058, 1295 State Street, Springfield, MA 01111-0111)

The contracts:

•	are not a bank or credit union deposit or obligation.
•	are not FDIC or NCUA insured.
•	are not insured by any federal government agency.
•	are not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2008.

1

2

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	4

Accumulation Unit	17

Annuitant	11

Annuity Options	27

Annuity Payments	26

Annuity Unit Value	27

Free Withdrawals	25

Income Phase	26

Maturity Date	26

Non-Qualified	32

Purchase Payment	12

Qualified	32

Retirement Income Service Center	1

Separate Account	15

Tax Deferral	5

Index of Special Terms

3

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or our Retirement Income Service Center at (800) 272-2216 (press 2) Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/annuities and clicking on “Service Request Form.” Additionally, you may write to our Retirement Income Service Center using the following address: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Annuity Service Center HUB, W058, 1295 State Street, Springfield, MA 01111-0111.

Sending Forms and Written Requests in Good Order.  From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Retirement Income Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

Flex Extra is a contract between “you,” the owner and “us,” Massachusetts Mutual Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payment, we agree to pay you an income (annuity payments) when you choose to receive it. You select the income period beginning on a date you designate that is in the future.

The Flex Extra contracts, like all deferred annuity contracts, have two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type.  This prospectus describes two contracts: a single purchase payment contract and a flexible purchase payment contract. Both are individual variable annuity contracts. They both provide for accumulation of contract value and annuity payments on a fixed and/or variable basis.

We no longer sell the single purchase payment contract. However, we continue to administer existing single purchase payment contracts.

The flexible purchase payment contract is issued by Massachusetts Mutual Variable Annuity Separate Account 1 and is designed for use in retirement plans which qualify for special federal tax treatment under the Internal Revenue Code of 1986, as amended.

The single purchase payment contract is issued by Massachusetts Mutual Variable Annuity Separate Account 2. It is designed for use in retirement plan arrangements other than the qualified plans offered through Massachusetts Mutual Variable Annuity Separate Account 1 and was available for purchase by a Charitable Remainder Trust. This contract is referred to as non-qualified.

The two contract types are the same, except that there are:

(1) different sales and administrative charges;

(2) different minimum purchase payment amounts; and

(3) certain differences associated with tax-qualified plans.

Contacting the Company/Overview

4

The Prospectus and the Contract.  This prospectus describes general provisions of the two Flex Extra variable annuity contracts: (1) the flexible purchase payment contract and (2) the single purchase payment contract, but is not intended to address all details of the contracts. Where the prospectus and contracts differ, the contracts will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  You can choose to allocate your purchase payment(s) among various investment choices. Your choices include seven funds and one fixed interest account called the Guaranteed Principal Account (GPA). The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the funds you select as well as the interest we credit on your value in the GPA. See “Investment Choices.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties, and a contingent deferred sales charge may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge”, and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Death Benefit.  A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Payments on Death” and “Income Phase.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There

Overview

5

is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Overview

6

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase. State premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

Contingent Deferred Sales Charge
(as a percentage of amount withdrawn or applied to an annuity option)	Current	Maximum

Single Purchase Payment Contract	5%*	5%*

Flexible Purchase Payment Contract	8%**	8%**

*Single Purchase Payment Contract Deferred Sales Charge Schedule
Contract Year	1	2	3	4	5	6 and later
Percentage of Amount Withdrawn	5%	4%	3%	2%	1%	0%

**Flexible Purchase Payment Deferred Sales Charge Schedule
Contract Year	1	2	3	4	5	6	7	8	9	10 and later
Percentage of Amount Withdrawn	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

Annual Administrative Charge[1]	Current	Maximum

Single Purchase Payment Contract	$30	$50

Flexible Purchase Payment Contract	$35	$50

1 Under certain circumstances, the annual Administrative Charge may be lower than the current charge listed. See “Expenses – Administrative Charge.”

Separate Account Annual Expenses for Single and Flexible Purchase Payment Contracts
(as a percentage of average account value)	Current	Maximum

Mortality and Expense Risk Charge	1.15%	1.25%

Administrative Expense Charge	0.15%	0.15%

Total Separate Account Annual Expenses	1.30%	1.40%

Table of Fees and Expenses

7

Annual Fund Operating Expenses for Single and Flexible Purchase Payment Contracts

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2007. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	0.69%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2007.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses		12b-1 Fees	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
MML Blend Fund	0.40%	0.04%	[1]	—	—	0.44%
MML Equity Fund	0.38%	0.04%		—	—	0.42%
MML Managed Bond Fund	0.44%	0.02%		—	—	0.46%
MML Money Market Fund	0.49%	0.07%		—	—	0.56%
Oppenheimer Global Securities Fund/VA (Non-Service)	0.62%	0.03%	[2]	—	—	0.65%	[3]
Oppenheimer MidCap Fund/VA (Non-Service)	0.68%	0.01%	[2]	—	—	0.69%	[3]
Oppenheimer Strategic Bond Fund/VA (Non-Service)	0.57%	0.02%	[2]	—	0.02%	0.61%	[4]

1. Other Expenses include Acquired Fund Fees and Expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund Fees and Expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

2. The Other Expenses in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the fund’s fiscal year ended December 31, 2007, the transfer agent fees did not exceed the expense limitation.

3. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Oppenheimer Institutional Money Market Fund. During the fiscal year, these amounts were not material to the ratios in the table. The Fund also receives certain credits from the Fund’s custodian that, during the fiscal year, reduced its custodial expenses by less than 0.01% of average daily net assets.

4. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. The Fund also had a reduction to custodian expenses of $2,906. After the waivers/reductions the actual Other Expenses and Total Annual Fund Operating Expenses as a percentage of average daily net assets were 0.00% and 0.57%.

(See the fund prospectuses for more information.)

Table of Fees and Expenses

8

Examples (Single Purchase Payment Contract)

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. There are two sets of Examples. The first set assumes you purchased a single purchase payment contract and the second set of Examples assumes you purchased a flexible purchase payment contract.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$679	$962	$1,250	$2,466	$216	$668	$1,146	$2,466
Sub-account with minimum total operating expenses	$653	$882	$1,113	$2,184	$189	$586	$1,008	$2,184

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$668	$927	$1,190	$2,344	$205	$632	$1,086	$2,344
Sub-account with minimum total operating expenses	$642	$847	$1,053	$2,058	$177	$550	$947	$2,058

Table of Fees and Expenses

9

Examples (Flexible Purchase Payment Contract)

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$972	$1,400	$1,744	$2,634	$233	$718	$1,229	$2,634
Sub-account with minimum total operating expenses	$947	$1,324	$1,613	$2,357	$206	$636	$1,092	$2,357

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$957	$1,354	$1,665	$2,468	$217	$669	$1,147	$2,468
Sub-account with minimum total operating expenses	$932	$1,278	$1,534	$2,186	$190	$587	$1,009	$2,186

For the single purchase payment contract, the examples using current expenses reflect the annual contract maintenance charge of $30 as an annual charge of 0.03%. The examples using maximum expenses reflect the annual contract maintenance charge of $50 as an annual charge of 0.04%.

For the flexible purchase payment contract, the examples using current expenses reflect the annual contract maintenance charge of $35 as an annual charge of 0.15%. The examples using maximum expenses reflect the annual contract maintenance charge of $50 as an annual charge of 0.21%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in “Appendix A—Condensed Financial Information.”

The examples should not be considered a representation of past or future expenses.

Table of Fees and Expenses

10

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Ownership of a Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner of the contract must be the annuitant, except in the following situations where there is:

•	a custodian for a minor annuitant under the Uniform Gifts or Transfers to Minors Act;

•	a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities);

•	a trust; or

•	an employer sponsored plan.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Participants under a qualified contract, except for TSAs and IRAs, may not be the contract owner. Therefore, the participants have no ownership rights. Under Section 457 deferred compensation plans, the state or political sub-division or tax-exempt organization must be the contract owner.

In most states, we will not issue a flexible purchase payment contract to you if you are 75 1/2 years or older as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary.

Annuitant

The annuitant is the person on whose life we base annuity payments.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

A sole primary beneficiary who is the surviving spouse of the owner of a contract that we issued as an IRA, may elect to treat the contract as if he/she were the contract owner. A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit. If at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued. An election to continue the contract can only be made once while the contract is in effect. Please call our Retirement Income Service Center for more information.

The Company/Ownership of a Contract

11

Purchasing a Flexible Purchase Payment Contract

Purchase Payments

Minimum:

•	$2,000, if you intend to make only one purchase payment over the lifetime of the contract; or otherwise

•	$600, divided by the number of installments (not more than 12) which you expect to make each year.

Maximum:

•	$1,000,000 total payments without our prior approval.

You can make additional purchase payments to your flexible purchase payment contract. However, additional purchase payments of less than $50 are subject to our approval.

You may make your initial purchase payment, along with your completed application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to our lockbox:

First Class Mail

MassMutual VA

Retirement Income Payment Services

P.O. Box 92714

Chicago, IL 60675-2714

Overnight Mail

MassMutual VA

Retirement Income Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 2714

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Retirement Income Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP). Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Retirement Income Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payment(s) among the investment choices. If you make additional purchase payments under our flexible purchase payment contract, we will apply them in the same way that you requested on your application, unless you tell us otherwise.

Once we receive your initial purchase payment and the necessary information at our lockbox or Retirement Income Service Center, we will apply your initial purchase payment within 2 business days. If you do not give us all the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your initial purchase payment within 2 business days. If for some reason we are unable to complete the issue process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our lockbox or Retirement Income Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our lockbox or Retirement Income Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Purchasing a Flexible Purchase Payment Contract

12

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•

if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•

if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•

if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

Replacement of Life Insurance or Annuities/Suitability

13

•

if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long- term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Retirement Income Service Center, plus any amount we deducted from your purchase payment(s). If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or your contract value, plus any amount we deducted from your purchase payment(s). In some states, the period may be longer.

Suitability/Right to Cancel Your Contract

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Investment Choices

The Separate Accounts

Under Massachusetts law, we established two separate accounts: Massachusetts Mutual Variable Annuity Separate Account 1 (Separate Account 1) and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account 2). We established Separate Account 1 for qualified contracts on April 8, 1981, and Separate Account 2 for non-qualified contracts on October 14, 1981. The separate accounts are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940.

The separate accounts hold the assets that underlie the contracts, except those assets allocated to our general account. We keep the assets of each separate account separate from the assets of our general account and other separate accounts. The separate accounts are divided into subaccounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate accounts. We credit gains to or charge losses against the separate accounts, whether or not realized, without regard to the performance of other investment accounts. Assets of the separate accounts may not be used to pay any of our liabilities other than those arising from the contracts. If assets of the separate accounts exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of each separate account are not our generalized obligations and will be satisfied solely by the assets of each separate account.

The Funds

The contract offers the following funds. We may add or eliminate funds.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Large Cap Value
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value

Investment Choices

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Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Oppenheimer Variable Account Funds
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer MidCap Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit massmutual.com/compensation or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

The compensation that we receive may be significant and we may profit from this compensation. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Guaranteed Principal Account

You may allocate purchase payments to our fixed interest account referred to as the Guaranteed Principal Account (GPA). Purchase payments allocated to the GPA and transfers to the GPA become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of

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exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the GPA or the general account. Disclosures regarding the GPA or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Subject to restrictions detailed under “Transfers” and “Withdrawals” you may make transfers of your contract value into or from the GPA and withdrawals from the GPA.

You do not participate in the investment performance of the assets in the GPA. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3.5% per year. We may also credit a higher rate of interest at our discretion.

Although we are not obligated to credit interest at a rate higher than 3.5%, we will credit and guarantee a secondary interest rate, that may be higher but will never be lower than 3.5%, for each calendar year period. In addition, we may pay a rate of interest in excess of the secondary guarantee for periods we deem appropriate.

For Tax Sheltered Annuities (TSAs), we credit interest on loaned amounts held in the GPA at a daily rate equivalent to the greater of:

•	3.5% per year, or

•	the adjustable loan interest rate in effect, less an amount that will not exceed 4%.

Contract Value

Your contract value is the sum of your value in the separate account and the GPA.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The Statement of Additional Information contains more information on the calculation of contract value.

When you make a purchase payment to the funds, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account division by the value of one accumulation unit for that separate account division. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal.

We calculate the value of an accumulation unit for each separate account division after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Strategic Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Strategic Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Strategic Bond Fund/VA.

Investment Choices/Contract Value

17

Transfers and Transfer Programs

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers During the Accumulation Phase

You may transfer all or part of your assets among the funds or into the GPA at any time without charge. However, we reserve the right to limit transfers to once every 90 days. We also reserve the right to not allow transfers during the period 30 days before your contract enters the income phase. We do not charge a fee for making transfers.

You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by custodians, guardians or trustees.

Your transfer is effective on the business day we receive your fully completed request at our Retirement Income Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Retirement Income Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers from the GPA to the funds are subject to the following restrictions:

(1)	You are limited to one transfer out of the GPA each contract year; and

(2)	Annual transfers out of the GPA cannot exceed 25% of the amount you have in the GPA on the date the transfer is made. However, if you transfer 25% of your contract value from the GPA for three consecutive contract years, the fourth consecutive annual transfer may be for the entire amount in the GPA, provided that no payments or transfers have been made into the GPA during the period.

If your contract is a Tax-Sheltered Annuity (TSA) with a right to make loans, the maximum amount of any transfer from the GPA is the lesser of:

(1)	25% of the amount in the GPA on the date the transfer is made; or

(2)	the amount in the GPA on the date the transfer is made, less the amount of any outstanding contract loan.

Finally, we reserve the right to:

(1)	limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year; and

(2)	prohibit transfers from the GPA to the MML Money Market Fund.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we

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determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is

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necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

You may not make any transfers during the income phase.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Retirement Income Service Center.

Overview. We currently offer the following transfer programs:

1.	Dollar Cost Averaging Program;

2.	Asset Allocation Program;

3.	Interest Sweep Option; and

4.	GPA Liquidation Program.

•	These programs are only available during the accumulation phase of your contract;

•	You may only participate in one of these programs at any one time;

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program. The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds or to the GPA. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	upon payment of the death benefit;

•	if we make the last transfer you selected;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Asset Allocation Program. The Asset Allocation Program allows you to periodically adjust the percentage of your contract value allocated to selected investment choices. We will automatically transfer money between investment choices to maintain your desired allocation. With the Asset Allocation Program, you may maintain a balanced and diversified approach to investing, as decreases in one fund can be offset by gains in another.

Your Asset Allocation Program will terminate:

•	upon payment of the death benefit;

•	if we make the last transfer you elected;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Interest Sweep Option. Under this program, we will automatically transfer your earnings from your contract value in the GPA account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

Your Interest Sweep Option Program will terminate:

•	if your account balance falls below the required minimum amount in the GPA;

•	upon payment of the death benefit;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

GPA Liquidation Program. Under the GPA Liquidation Program, you can automatically transfer 25% of your GPA balance to one or more funds until your GPA balance is liquidated in the fourth year. This option lets you systematically transfer your money into more aggressive funds. The GPA Liquidation Program does not assure a

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20

profit and does not protect you against loss in declining markets. There are no required minimum balances, and the program will continue until all your GPA account value is transferred. All transfers are made on an annual basis. You may adjust your allocations at any time.

Your GPA Liquidation Program will terminate:

•	upon payment of the death benefit;

•	if you request a loan on a TSA contract;

•	if you add any money to the GPA through transfers or additional purchase payments during the 4-year period; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either a partial or total withdrawal of your contract value. For TSA contracts, the Internal Revenue Code imposes certain restrictions on withdrawals. The contract does not provide a death benefit after you withdraw your full contract value.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

If you make a partial withdrawal, you must tell us from which investment choices you want the withdrawal taken. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or the GPA, if less. If your request for a partial withdrawal will reduce your contract value to less than $500, we reserve the right to treat the request as a full withdrawal of your contract value. Partial withdrawals may be subject to a contingent deferred sales charge.

If you request a full withdrawal of your contract value, you may ask us to make the payment in one sum or apply the amount to one or more annuity options.

We reserve the right to limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax; and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to our Retirement Income Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone. You may request certain partial and full withdrawals by telephone. Contact our Retirement Income Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at our Retirement Income Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Retirement Income Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Transfers and Transfer Programs/Withdrawals

21

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Automatic Withdrawal Option Program

We may from time to time refer to this as the Systematic Withdrawal Program (SWP).

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Retirement Income Service Center.

The Automatic Withdrawal Option Program allows you to set-up automatic periodic withdrawals from your contract value. We do not charge you for participation in the Automatic Withdrawal Option Program, but we reserve the right to charge up to $3 per withdrawal in the future.

Your Automatic Withdrawal Option Program will end:

•	if you withdraw your total contract value;

•	if the next automatic withdrawal will lower your contract value below $500, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Right to Make Loans from a TSA Contract

In some states, if your contract is a non-ERISA and non-Texas Optional Retirement Program TSA, you may be able to make a loan under your contract. All such loans must conform to the requirements of the Code. There are limitations on the amount of loan you can make and there is a required loan repayment schedule. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient contract value to repay the debt to the extent such withdrawals are not restricted under the Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

If you own a TSA Contract with an outstanding loan and are taking an eligible distribution of your entire contract value, we will deduct any outstanding contract debt from the amount you withdraw. If you make a partial withdrawal, the contract value remaining after the withdrawal must not be less than:

•	the amount of any outstanding loan, plus

•	interest on the loan for 12 months based on the loan interest rate then in effect, plus

•	any contingent deferred sales charge that would apply to such an amount otherwise withdrawn.

Amounts held in the GPA equal to the amount of any outstanding loan are not available for withdrawal.

Withdrawals/Right to Make Loans from a TSA Contract

22

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative expense charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. This charge is for:

•

the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current administrative expense and annual administrative charges will be insufficient to cover the actual cost of administering the contracts.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Expense Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Charge

Starting in the second contract year, we impose a charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. We deduct this charge on the first day of the contract year.

If you own a single purchase payment contract, we deduct $30 per contract year as an administrative charge. The charge is $35 per contract year if you own a flexible purchase payment contract. We may increase this charge, but it will not exceed $50. We have set the administrative charge and the administrative expense charge so that we will not make a profit on these charges.

We make this deduction from the funds you have selected in the order noted in your contract and then from the GPA. The charge we impose against amounts in the GPA will not be greater than 1% of your contract value in the GPA on the contract anniversary.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We may also apply the charge if you elect to begin the income phase of your contract under certain annuity payment options. We use this charge to cover certain expenses related to the sale of the contract.

The contingent deferred sales charge will be a percent of the amount you withdraw or a percent

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of your contract value at the maturity date. The amount of the charge depends on the length of time between when we issued your contract and when you make a withdrawal or begin receiving annuity payments.

The contingent deferred sales charge is assessed as follows:

Contract Year of Withdrawal or Maturity	Charge for Flexible Purchase Payment Contracts	Charge for Single Purchase Payment Contracts
1st Year	8%	5%
2nd Year	8%	4%
3rd Year	7%	3%
4th Year	6%	2%
5th Year	5%	1%
6th Year	4%	0%
7th Year	3%	0%
8th Year	2%	0%
9th Year	1%	0%
10th Year	0%	0%
and thereafter

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon our payment of a death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	If you are 59 1/2 or older, and you apply your entire contract value:

•	under a fixed lifetime payment option;

•	under a fixed annuity, fixed time payment option with payments for 10 years or more;

•	to purchase a single premium immediate life annuity issued by us or one of our affiliates;

•	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

•	If you apply your entire contract value:

•	under a variable lifetime payment option; or

•	under a variable fixed-time payment option, with payments for 10 years or more.

•	On a lump-sum payment equal to the present value of the remaining payments under a variable fixed-time payment option, if we had imposed a contingent deferred sales charge on the maturity date.

•

If you surrender your contract before April 30, 2009 and you use the proceeds of the surrender to purchase a new group annuity issued by us. The group annuity contract may be subject to charges upon withdrawal.

•

If you withdraw “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans. They include TSAs and IRAs. We look to the Internal Revenue Code for the definition and description of excess contributions.

•

If your contract was purchased by exchanging a previously issued MassMutual variable annuity contract where we waived the contingent deferred sales charge due to an earlier exchange or which was subject to an initial sales charge.

•	If you exchange a fixed annuity contract issued by us or any of our affiliates which has no surrender charge and has at least 60 days until its maturity date, for a single purchase payment contract.

•

If the bail out provision applies. The bail out provision applies if, at any time before your contract matures, the effective annual interest rate credited to the GPA falls below the specified interest rate for a calendar quarter. (New York requires that the values be in the GPA in order to take advantage of this provision.) The specified interest rate is equivalent to the average discount rate on the 91-day U. S. Treasury bills during the preceding quarter, reduced by 1.40%. Within 10 days after the effective annual interest rate credited to the GPA falls below the specified interest rate, we will send you a written notice. This notice will indicate that you may fully withdraw your contract value or begin receiving annuity payments without incurring a contingent deferred sales charge for a period of 60 days after we mail the notice to you.

•	When the contract is exchanged for another variable annuity contract issued by us or one of

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our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program at any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Retirement Income Service Center.

Free Withdrawals

Each contract year and on the maturity date, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your contract value. You may take this 10% in multiple withdrawals each contract year.

We have a different free withdrawal provision for contracts purchased by a Charitable Remainder Trust. Subject to state availability, we will not impose a contingent deferred sales charge on withdrawals in each contract year equal to the greater of:

•	10% of the contract value on the date of the first withdrawal in the contract year; or

•	earnings in the contract as of the date of the withdrawal.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction either from your purchase payments when they are made or from your contract value when you make withdrawals, when you enter the income phase, or upon your death, depending on your state of residence. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. Please refer to the fund prospectuses for more information regarding these expenses.

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The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several annuity options. You can choose the month and year to begin those payments. We call that date the maturity date. The annuity options below are described in terms of monthly payments. However, if you elect to receive fixed payments, you may request annual, semiannual, or quarterly payments instead.

We ask you to choose your maturity date when you purchase your contract. If you do not choose an annuity option, we will assume that you selected a variable monthly annuity under a life income option with 120 payments guaranteed. You can defer your maturity date to any allowable date later than your current maturity date, provided we receive the written request at least 90 days before the current maturity date. You can also elect to have an earlier maturity date than the current date in effect, provided that we receive the written request at least 30 days before the earlier maturity date desired.

The maturity date must be:

(1)	the contract anniversary nearest to the annuitant’s 85th birthday;

(2)	if state law permits, you may defer the maturity date to age 100 (age 90 in New York); or

(3)	in states where available, the maturity date may be deferred to age 100 on contracts purchased by a Charitable Remainder Trust.

At the maturity date, you have the same fund choices that you had during the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. You may also elect to receive your contract value in a lump sum.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract no later than the beginning date required by the Internal Revenue Service. Such distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the Required Minimum Distribution Rules of Internal Revenue Code section 401(a)(9). If your contract is an IRA, the required beginning date should be no later than April 1 of the year after you reach age 70 1/ 2. For qualified plans and TSAs that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	the minimum guaranteed payout rates associated with your contract.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments

If you choose variable payments, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable; and

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the minimum guaranteed payout rates associated with your contract; and

•	an assumed investment rate (AIR) of 4%.

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Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number or your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected.

For a more detailed description of how the value of an annuity unit and the amount of the variable annuity payments are calculated, see the Statement of Additional Information.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. Also, you may not transfer among the funds and the GPA. In addition, during the income phase we do not allow withdrawals, except under options A, B and D.

A)	Fixed Income Payment Option. (available as a fixed payment only) We will make each monthly payment for an agreed fixed amount. Each monthly payment will be at least $10 for each $1,000 applied. We will pay interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. Payments will continue until the amount we hold runs out. The last payment will be for the remaining balance. You may elect to withdraw the commuted value of the remaining unpaid monthly annuity payments, subject to any applicable contingent deferred sales charge.

B)	Fixed Time Payment Option. We will make fixed and/or variable monthly annuity payments for any period selected, up to 30 years. You may elect to withdraw the commuted value of the remaining unpaid monthly annuity payments, subject to any applicable contingent deferred sales charge.

C)	Lifetime Payment Option. We will make fixed and/or variable payments based on the life of the annuitant. If you elect this option, we will make annuity payment:

(1)	without any guaranteed number of payments;

(2)	with payments guaranteed for the amount applied; or

(3)	with a guaranteed number of payments for 5, 10 or 20 years.

D)	Interest Payment Option. (available only on non-qualified contracts and available only as a fixed payment option) We will hold any amount applied under this option. We will pay any interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. You may elect to withdraw the commuted value of the remaining unpaid monthly annuity payments, subject to any applicable contingent deferred sales charge.

E)	Joint Lifetime Payment Option. We will make fixed and/or variable annuity payments, based on the lives of two annuitants. When one dies, payments continue for the lifetime of the other. The two variations of this option are:

(1)	Payments for two lives only. No specific number of payments is guaranteed. Payments stop when both persons have died.

(2)	Payments guaranteed for 10 years. Payments stop at the end of 10 years, or when both named persons have died, whichever is later.

F)	Joint Lifetime Payment Option with Reduced Payments. We will make fixed and/or variable monthly payments based on the lives of two annuitants. Payments will continue while both are living. When one dies, reduced payments will continue for the lifetime of the other. These reduced payments will be two-thirds of what we would have paid if both persons had continued to live. Payments stop when both persons have died.

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If your contract value is less than $2,000 on the maturity date, or if you elect variable payments and the annuity option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum rather than a series of annuity payments. If you elect fixed payments and payments amount to less than $20 each, we have the right to make payments less frequently.

Limitation on Payment Options.  If you purchased this as a tax qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options which you may elect.

Payments after Death of an Annuitant

Generally, if a payment option with a guaranteed number of payments is elected, and the annuitant dies before we have completed the guaranteed number of payments, we will do one of two things depending upon what the annuitant elected at the maturity date:

•	We will continue making the guaranteed payments to the designated beneficiary, or

•	We will make a payment in one sum.

Payments on Death

Death Benefit During The Accumulation Phase

If the owner/annuitant dies during the accumulation phase, we will pay a death benefit to the beneficiary. The death benefit will be the greater of:

(1)	the total of all purchase payments, less any withdrawals and any applicable charges; or

(2)	your contract value as of the business day we receive proof of death.

We will deduct the amount of any applicable premium taxes, and the amount of any outstanding contract debt if the contract is a TSA.

The death benefit may be paid in a lump-sum payment, or with our consent, under one of the available payment options. If a lump-sum payment is requested, we will pay the amount within 7 days after we receive proof of death and all other required forms at our Retirement Income Service Center. We do not impose a contingent deferred sales charge on death benefit payments.

Death Benefit Distribution Requirements

If the owner/annuitant dies on or after the date annuity payments have begun, but before they have been completed, we must distribute the remaining amounts payable under the contract at least as rapidly as we were on the date of the owner/annuitant’s death. If the owner/annuitant dies before the date that annuity payments are due to begin, we must distribute all amounts payable under the contract within five years after the owner/annuitant’s death.

There are exceptions to these distribution requirements that exist in the following two situations:

•

The beneficiary can extend the distributions beyond the above-specified time limits by choosing to receive distributions that start within one year after the owner/annuitant’s death and that extend for a period not exceeding the beneficiary’s life or life expectancy.

•

If the sole primary beneficiary is the deceased owner/annuitant’s spouse, then the surviving spouse can continue the contract in his/her name and the above-specified required distributions do not apply until his/her death. A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit. If at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued. An election to continue the contract can only be made once while the contract is in effect.

The death benefit distribution requirements are intended to satisfy the requirements of Section 72(s) of the Internal Revenue Code.

The availability of certain death benefit options for tax-qualified contracts may be limited in order to comply with the required minimum distribution rules.

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Beneficiary IRA Election. Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

•

Only certain annuity contracts issued by us or our subsidiary companies can be used to establish a Beneficiary IRA. Additionally, the Beneficiary IRA must satisfy a certain minimum size. Please consult your registered representative for further information.

•

For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge. Should the beneficiary decide to establish a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates, any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates, must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	Joint ownership of a Beneficiary IRA is not allowed.

•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

•

Required Minimum Distributions (RMDs) must begin by December 31st of the year following the year of the date of the contract owner’s death and will only be allowed on a quarterly or annual basis. The RMD amount will be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required. Any other distributions taken during the current year will be subject to applicable contingent deferred sales charges as defined in the contract.

•

The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

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•	All distributions from this contract will be paid to the Owner/Annuitant.

•

Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.

•

If a Beneficiary IRA is established with a new annuity contract or as a payout option under the current contract, the following optional features, generally available under certain contracts, are unavailable: the Guaranteed Minimum Accumulation Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Withdrawal Benefit. However, the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5SM (GMIB 5) and MassMutual Guaranteed Income Plus 6SM (GMIB 6) are available if they are generally available under the contract being utilized for the Beneficiary IRA. Before choosing GMIB 5 or GMIB 6, make sure you are aware of how withdrawals in the contract may affect the feature benefits by reading a current prospectus. For example, RMDs that exceed the current contract year interest earned on your GMIB Value will reduce the GMIB Value on a pro-rata basis. If a beneficiary establishes a Beneficiary IRA with a GMIB 5 or GMIB 6 the IRS may take the position that the inclusion of these benefits will not allow the contract to meet the RMD rules in certain instances without a complete surrender of the contract. Even if the RMD rules could be met, the value of either GMIB 5 or GMIB 6 may be adversely impacted or eliminated if the beneficiary is required to commence RMDs prior to the time the GMIB 5 or GMIB 6 benefit could be exercised.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax advisor for advice prior to establishing a Beneficiary IRA.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as

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necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Income Tax Withholding

All distributions or the portion of distributions includible in your gross income may be subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) Plan or a tax-sheltered annuity made after December 31, 1998.

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Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs) and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after the taxpayer reaches age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made prior to August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•

after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

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•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•

distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax-Sheltered Annuities

Recently issued IRS regulations make significant changes to the requirements that must be met in order for a Tax-Sheltered Annuity (TSA) plan to qualify under section 403(b). Starting January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. TSA plan participants should contact their individual TSA Plan to determine the specific rules that apply to them.

Certain transactions, often called “Revenue Ruling 90-24” exchanges or transfers, are a common non-taxable method to exchange one TSA contract for another. The new tax regulations impose restrictions on a TSA plan participant’s ability to enter into this type of exchange or transfer after September 24, 2007. Generally an exchange may only be done when the provider of the new TSA contract agrees to share information with the TSA plan to insure that the requirements of the TSA plan are met. However, because most of the regulations are not effective until 2009, there is great uncertainty about their application to contract exchanges that take place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that takes place prior to January 1, 2009 may cause a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange will not have adverse tax consequences. Until more guidance is provided on this issue, you should consult with a qualified tax advisor before you request an exchange.

The Code limits the withdrawal of purchase payments made by TSA plan participants through salary reduction amounts from certain TSAs. Withdrawals of salary reductions and their earnings can be made when a TSA plan participant:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	the TSA plan terminates (starting 1/1/09).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

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Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1/2.

Withdrawals – 457(b) Deferred Compensation Plan

Amounts may not be paid to a participant of a 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relation order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Other Information

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the Financial Industry Regulatory Authority. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are

Taxes/Other Information

34

eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales- based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/compensation or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the payments that we receive from certain funds to help us make these cash and non-cash payments.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your contract. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer

Other Information

35

required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation of Rights

We reserve the right to:

•	Substitute another fund for one of the funds you have selected.

•	Add separate account divisions.

•

Split or consolidate the number of accumulation units or annuity units for any separate account division and correspondingly decrease or increase the accumulation or annuity unit values for any division.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Changes to the Contract.  We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We have reserved the right to defer payment for a withdrawal from the GPA for the period permitted by law but not for more than six months.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

MassMutual is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While MassMutual is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to MassMutual’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

MassMutual, together with numerous other defendants, has been named in an adversary proceeding in the Enron bankruptcy. In addition, in June 2005, MassMutual’s former Chief Executive Officer (former CEO) filed a demand for arbitration contesting his termination “for cause” from MassMutual. In 2006, the arbitration panel ruled that the former CEO’s conduct did not satisfy his Employment Contract’s requirement of a “for cause” termination and awarded him a portion of the compensation and severance benefits specified in the contract. MassMutual has appealed this ruling to the Massachusetts state court. In 2007, MassMutual accrued an additional $9 million in expense, including $6 million of interest, bringing the total accrual for this matter to approximately $80 million as of December 31, 2007.

In 2005, MassMutual received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all

Other Information

36

appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2007, MassMutual has paid $118 million of the original $268 million accrual. Additionally in 2007, MassMutual revised this estimate and reduced the liability by $21 million.

It is the opinion of management that the ultimate resolution of these matters will not materially impact MassMutual’s financial position or liquidity. However, the outcome of a particular proceeding may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of MassMutual’s income for the period.

MassMutual is subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. MassMutual has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and (d) marketing, pricing and sales of retirement products. In connection with examinations and investigations, MassMutual has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

MassMutual believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact MassMutual’s financial position or liquidity. The outcome of a particular matter may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of MassMutual’s income for the period.

Financial Statements

We have included our statutory financial statements and those of the separate accounts in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	General Information

2.	Custodian

3.	Assignment of Contract

4.	Restrictions on Redemptions

5.	Service Arrangements and Distribution

6.	Purchase of Securities Being Offered

7.	Contract Value Calculations For Amounts Allocated to an Investment Division of a Separate Account

8.	Federal Tax Matters

9.	Experts

10.	Financial Statements

Other Information

37

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38

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for MassMutual’s Flex Extra (AN1000SAI).

Name

Address

City	State	Zip

Telephone

39

[This Page Intentionally Left Blank]

40

Appendix A-Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate accounts’ audited financial statements. You should read this information in conjunction with the separate accounts’ audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Units and Unit Values

Massachusetts Mutual Variable Annuity Separate Account 1 – Flex Extra (Qualified) Number of Accumulation		MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division
Units Outstanding	December 31, 2007	88,620,030	82,949,732	13,965,510	10,683,916
	December 31, 2006	104,360,294	99,480,908	17,329,367	10,899,146
	December 31, 2005	123,561,880	118,166,603	21,458,661	12,111,945
	December 31, 2004	144,669,799	138,352,736	25,726,813	15,281,427
	December 31, 2003	169,383,719	156,649,060	32,285,589	19,926,472
	December 31, 2002	199,170,562	178,418,831	39,876,693	29,504,754
	December 31, 2001	257,717,415	225,792,035	41,375,160	36,989,733
	December 31, 2000	320,385,214	269,154,285	40,353,261	37,702,354
	December 31, 1999	515,226,264	391,979,714	54,486,992	57,438,136
	December 31, 1998	569,209,258	425,596,117	59,569,603	51,773,022
	December 31, 1997	574,212,871	413,935,012	52,035,004	44,060,821

Massachusetts Mutual Variable Annuity Separate Account 2 – Flex Extra (Non-Qualified) Number of Accumulation
Units Outstanding	December 31, 2007	25,670,419	25,364,497	6,482,176	3,804,231
	December 31, 2006	30,974,316	31,031,693	7,225,180	3,660,099
	December 31, 2005	38,418,789	37,511,703	9,213,925	3,825,799
	December 31, 2004	46,506,750	45,035,881	11,025,294	4,685,029
	December 31, 2003	55,314,980	52,025,146	13,359,746	7,234,202
	December 31, 2002	66,174,883	60,533,207	17,783,436	11,487,698
	December 31, 2001	84,914,795	75,526,868	19,026,852	14,983,099
	December 31, 2000	104,218,211	88,626,394	18,103,373	13,930,302
	December 31, 1999	159,711,104	130,891,077	24,148,639	22,221,401
	December 31, 1998	172,742,751	136,855,139	26,395,722	20,946,651
	December 31, 1997	163,896,980	126,208,946	21,418,834	19,294,078

Accumulation Unit Values Separate Account 1 and Separate Account 2
	December 31, 2007	$3.97	$4.79	$3.31	$1.94
	December 31, 2006	3.79	4.66	3.13	1.88
	December 31, 2005	3.44	4.00	3.04	1.82
	December 31, 2004	3.33	3.93	3.01	1.80
	December 31, 2003	3.10	3.44	2.92	1.81
	December 31, 2002	2.65	2.73	2.80	1.82
	December 31, 2001	3.03	3.44	2.62	1.82
	December 31, 2000	3.26	4.09	2.46	1.78
	December 31, 1999	3.30	4.03	2.24	1.70
	December 31, 1998	3.39	4.24	2.31	1.64
	December 31, 1997	3.02	3.70	2.17	1.58

Appendix A – Condensed Financial Information

41

Massachusetts Mutual Variable Annuity Separate Account 1 – Flex Extra (Qualified) Number of Accumulation		Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
Units Outstanding	December 31, 2007	59,868,897	69,313,794	13,535,663
	December 31, 2006	72,871,056	84,641,912	15,155,382
	December 31, 2005	85,231,941	101,410,076	18,307,403
	December 31, 2004	99,626,634	118,362,044	20,846,252
	December 31, 2003	114,125,583	135,063,664	24,835,589
	December 31, 2002	131,325,138	152,138,556	26,811,872
	December 31, 2001	167,159,057	192,166,139	32,281,235
	December 31, 2000	198,612,924	221,516,098	39,603,953
	December 31, 1999	178,751,173	211,956,583	51,375,362
	December 31, 1998	176,570,468	200,863,119	59,361,175
	December 31, 1997	157,068,622	177,604,099	49,826,459

Massachusetts Mutual Variable Annuity Separate Account 2 – Flex Extra (Non-Qualified) Number of Accumulation
Units Outstanding	December 31, 2007	22,124,485	20,074,836	6,038,684
	December 31, 2006	26,854,072	25,359,565	7,648,830
	December 31, 2005	33,189,534	32,042,564	9,893,576
	December 31, 2004	40,184,943	39,537,683	11,935,022
	December 31, 2003	46,889,713	46,372,971	14,168,700
	December 31, 2002	56,433,864	53,756,539	16,563,493
	December 31, 2001	71,712,078	68,646,075	20,093,521
	December 31, 2000	85,795,579	82,173,002	24,221,994
	December 31, 1999	83,296,134	80,382,690	32,955,882
	December 31, 1998	79,716,298	74,932,852	38,756,461
	December 31, 1997	67,261,990	66,601,368	33,692,490

Accumulation Unit Values Separate Account 1 and Separate Account 2
	December 31, 2007	$3.56	$2.54	$2.21
	December 31, 2006	3.39	2.42	2.04
	December 31, 2005	2.92	2.39	1.93
	December 31, 2004	2.58	2.15	1.90
	December 31, 2003	2.20	1.82	1.77
	December 31, 2002	1.56	1.47	1.52
	December 31, 2001	2.02	2.06	1.43
	December 31, 2000	2.33	3.04	1.38
	December 31, 1999	2.25	3.46	1.37
	December 31, 1998	1.44	1.91	1.35
	December 31, 1997	1.28	1.72	1.33

Appendix A – Condensed Financial Information

42

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

FLEX EXTRA

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

(Registrants)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Accounts 1 and 2 dated May 1, 2008 (the “Prospectus”). The Prospectus is available upon written or oral request, from MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067, 1-800-272-2216 (press 2).

Dated May 1, 2008

1

GENERAL INFORMATION

Company

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 1 (“Separate Account 1”) and Massachusetts Mutual Variable Annuity Separate Account 2 (“Separate Account 2”).

The Separate Accounts

Separate Account 1 was established as a separate investment account of MassMutual on April 8, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws. Separate Account 2 was established as a separate investment account of MassMutual on October 14, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws.

Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Accounts or of MassMutual. Under Massachusetts law, however, both MassMutual and each Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

Although the assets of each Separate Account are assets of MassMutual, assets of each Separate Account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MassMutual. All obligations arising under the Flex Extra Contracts (the “contracts”), however, are general corporate obligations of MassMutual.

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its Home Office. MassMutual assumes no responsibility for the validity of any assignment.

For qualified (Separate Account 1) contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by

2

MassMutual at its Home Office. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the Accumulated Value of the contract, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code;

(4)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax exempt organizations pursuant to Section 403(b) of the Code (“tax-sheltered annuities” or “TSAs”) must be endorsed to provide that they are non-transferable. Non-ERISA TSA values may be pledged, however, as collateral for contract loans; and

(5)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

RESTRICTIONS ON REDEMPTIONS

Redemptions of TSAs may be restricted as required by Section 403(b)(11) of the Internal Revenue Code (see, “Withdrawals—Tax-Sheltered Annuities” in the prospectus for details). In restricting any such redemption, MassMutual relies on the relief from sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the “No Action Letter”). In relying on such relief, MassMutual hereby represents that it complies with the provisions of paragraphs (1)-(4) as set forth in the No Action Letter.

SERVICE ARRANGEMENTS AND DISTRIBUTION

MML Distributors, LLC (MML Distributors) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Investors Services, Inc. (MMLISI) acts as a retail distributor for the contracts. Both MML Distributors and MMLISI are broker-dealers registered with the Securities and Exchange Commission and members of the Financial Industry Regulatory Authority. MML Distributors and MMLISI are indirect wholly-owned subsidiaries of MassMutual, located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Pursuant to the Underwriting and Servicing Agreement with MassMutual and the Separate Accounts, MML Distributors receives compensation for its activities as underwriter for each Separate Account. The compensation

3

paid to MML Distributors for Separate Account 1 in 2005 was $178,787. The compensation paid to MML Distributors for Separate Account 2 in 2005 was $57,797. During 2006 and 2007, no compensation was paid to MML Distributors. Commissions will be paid through MML Distributors to broker-dealers for selling the contracts. During 2005, 2006 and 2007, no commission payments were paid through MML Distributors.

Pursuant to a services agreement with MassMutual and the Separate Accounts, MMLISI receives compensation for it activities as a retail distributor for each Separate Account. The compensation paid to MMLISI for Separate Account 1 in 2005, 2006, and 2007 was $611,577, $736,474 and $301,578, respectively. The compensation paid to MMLISI for Separate Account 2 in 2005, 2006, and 2007 was $85,774, $94,761 and $33,509, respectively. Commissions will be paid through MMLISI for selling the contracts. During 2005, 2006 and 2007, commission payments for Separate Account 1 amounted to $1,929,056, $5,792,421 and $2,179,237, respectively. During 2005, 2006 and 2007, commission payments for Separate Account 2 amounted to $250,581, $719,832 and $261,942, respectively.

We no longer sell the single purchase payment contract. However, we continue to administer existing single purchase payment contracts.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contract owners as accumulation units. The contract does not offer any special purchase plan or exchange programs not discussed in the prospectus.

CONTRACT VALUE CALCULATIONS FOR AMOUNTS ALLOCATED TO AN

INVESTMENT DIVISION OF A SEPARATE ACCOUNT

The Accumulation Phase

Valuation Date, Valuation Time and Valuation Period

Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in each Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

The value of an Accumulation Unit (the “Accumulation Unit Value”) for each Division of the Separate Account will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.00000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

Purchase of Accumulation Units in a Division

of a Separate Account

You may allocate purchase payments among the available investment Divisions of a Separate Account and the GPA. At the end of each Valuation Period, MassMutual will apply Your purchase payment (after deducting any applicable premium taxes) to each Separate Account Division that you have allocated in order to purchase

4

Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the contract on or prior to the maturity date and the amount of variable annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value within two days of the date on which a purchase payment is received in good order in the mail or by wire transfer at MassMutual’s Retirement Income Service Center or a designated bank lockbox. If such date is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined as of the next Valuation Time following the date the payment is received. If an initial purchase payment is not applied to purchase Accumulation Units within five business days after receipt at MassMutual’s Retirement Income Service Center (due to incomplete or ambiguous application information, for example), the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser.

Net Investment Factor

The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the gross investment rate for that Division (as defined below) for the Valuation Period and 1.00000000, decreased by the applicable asset charge. The Net Investment Factor may be greater than or less than 1.00000000.

Gross Investment Rate

The gross investment rate for each Division of a Separate Account is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of each Division are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The gross investment rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The gross investment rate may be positive or negative.

The policy of each Separate Account is to take dividends and capital gain distributions on shares of the Funds held by each Separate Account in additional shares and not in cash.

See the General Formulas section for the general formulas used to compute the value of an Accumulation Unit for any Division of a Separate Account, and for a hypothetical illustration using such formulas.

The Income Phase

When your contract approaches its maturity date, you may choose to have the contract value provide you at maturity with either fixed annuity payments (referred to as the “Fixed Income Option” in your contract), variable monthly annuity payments (referred to as the “Variable Income Option” in your contract), or a combination of the two. You also may elect to receive the contract value in one lump sum. A contingent deferred sales charge (as described in the Prospectus) may be deducted from the Accumulated Value of your contract at maturity. Fixed or variable monthly annuity payments may be received under several different payment options. If you have made no election within a reasonable time after the maturity date, the contract will provide you with the automatic payment of a variable monthly annuity under a life income option with payments guaranteed for 10 years.

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Fixed Annuity

If you select a fixed annuity, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of a Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to the contracts.

Variable Monthly Annuity

If you select a variable monthly annuity, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a joint and survivor payment option with reduced survivor income is elected. Variable monthly annuity payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

The number of Annuity Units in each Division to be credited to a contract is determined in the following manner. First, the value of amounts attributable to a contract to each Division of a Separate Account is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the contract by the Accumulation Unit Value of that Division on the payment calculation date for the first variable monthly annuity payment. Such value is then multiplied by the “purchase rate” (as defined below) to determine the amount of the first variable monthly annuity payment attributable to each Division. Finally, the amount of the first variable monthly annuity payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

The dollar amount of each variable monthly annuity payment (other than the first payment under a contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the contract by their value (the “Annuity Unit Value”) on the payment calculation date.

Purchase Rate

The purchase rate for each Division is the amount of variable monthly annuity payment purchased by $1,000 of Accumulated Value at maturity date applied to that Division. The purchase rates which will be applied will be those specified in the contract or those in use by MassMutual when the first variable monthly annuity payment is due, whichever provides the higher income. The purchase rate will differ according to the payment option which you elect and takes into account the age and year of birth of the annuitant or annuitants. The sex of the annuitant or annuitants will also be considered unless the contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

Assumed Investment Rates

The assumed investment rate for each Separate Account Division will be 4% per annum unless a lower rate is required by state law. The assumed investment rate will affect the amount by which variable monthly annuity payments will vary from month to month. If the actual net investment performance for a Division for the period between the date any variable monthly annuity payment is determined and the date the next variable monthly

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annuity payment is determined is equivalent on an annual basis to an investment return at the assumed investment rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the assumed investment rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the assumed investment rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

The Annuity Unit Value for a Division depends on the Assumed Investment Rate and on the Net Investment Factor for that Division. The initial Annuity Unit Value for each Division was set at $1.00000000. An Annuity Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.00000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the assumed investment rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

General Formulas

General Formulas to Determine Accumulation Unit Value and

Annuity Unit Value for any Division of a Separate Account

Gross Investment Rate	=	Net Earnings during Valuation Period
Value of Net Assets at beginning of Valuation Period

Net Investment Factor	=	Gross Investment Rate + 1.00000000 - Asset Charge

Accumulation Unit Value	=	Accumulation Unit Value on Preceding
Valuation Date × Net Investment Factor

Annuity Unit Value on Preceding
Annuity Unit Value	=	Valuation Date × Net Investment Factor
1.00000000 + rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation

and Annuity Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was .00003562 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division of the Separate Account on the preceding Valuation Date were $1.13500000 and $1.06700000, respectively, that the corresponding assumed investment rate was 4% and that the Valuation Period was one day.

The gross investment rate for the Valuation Period would be .00039200 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.00035638 (.00039200 plus 1.00000000 minus .00003562). The new Accumulation Unit Value would be $1.13540449 ($1.13500000 × 1.00035638). At an effective annual rate of 4%, the rate of interest for one day is .00010746, and the new Annuity Unit Value would be $1.06726557 ($1.06700000 × 1.00035638 divided by 1.00010746).

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General Formulas to Determine Variable Monthly Annuity

Payments and Number of Annuity Units for any Division of a Separate Account

Accumulation Units Applied × Accumulation Unit
First Variable Monthly Annuity	=	Value on Payment Calculation Date for First Payment
Variable Monthly Annuity Payment × Purchase Rate

First Variable Monthly Annuity Payment
Number of Annuity Units	=	Annuity Unit Value on Payment Calculation
Date for First Variable Monthly Annuity Payment

Amount of Subsequent Variable	=	Number of Annuity Units × Annuity Unit Value
Monthly Annuity Payments		on the Applicable Payment Calculation Date

Illustration of Computation of Variable Monthly Annuity

Payments for a Contract Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division of a Separate Account were to be applied; that the purchase rate for the assumed investment rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.35000000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.20000000 and for the second variable monthly annuity payment was $1.20050000.

The first variable monthly annuity payment would be $266.96 (35,000 × 1.35000000 × .00565). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.20000000). The amount of the second variable monthly annuity payment would be $267.07 (222.467 × $1.20050000). If the contract has Annuity Units credited in more than one Division of a Separate Account, the above computation would be made for each Division and the variable monthly annuity payment would be equal to the sum thereof.

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FEDERAL TAX MATTERS

General

Note:  The following description is based upon the MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an

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alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person.

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Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

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Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2008 is $15,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”).

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are limited to $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $101,000 and $116,000 in the case of single taxpayers, between $159,000 and $169,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $5,000 annual limitation applies to all of a taxpayer’s 2008 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a conversion contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

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Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/ 2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the

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modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation up to $15,500 in 2008. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with tax-exempt Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

15

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2 as of December 31, 2007 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2007 and 2006, and for each of the years in the three-year period ended December 31, 2007, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit reports dated March 6, 2008 refer to other auditors whose report on the financial highlights of Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2, for the year ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those financial highlights. The KPMG LLP audit report dated February 22, 2008 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

16

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 1:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 1 (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2007, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 1 as of December 31, 2007, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 6, 2008

F-1

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

ASSETS
Investments
Number of shares	23,318,663	18,352,057	4,095,336	23,882,454	5,825,680	3,263,561	5,410,084

Identified cost	$358,494,208	$435,309,680	$50,517,256	$23,857,860	$160,350,690	$216,089,218	$25,422,395

Value	$411,679,732	$428,771,702	$50,295,875	$23,860,553	$213,219,899	$176,460,751	$30,080,067
Dividends receivable	-	-	-	80,836	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	2,011	-	-	-	-

Total assets	411,679,732	428,771,702	50,297,886	23,941,389	213,219,899	176,460,751	30,080,067

LIABILITIES
Annuitant mortality fluctuation reserve	43,642	23,189	1,911	2,400	4,365	1,829	4,099
Payable to Massachusetts Mutual Life Insurance Company	349,943	158,844	-	5,907	232,430	60,225	8,122

Total liabilities	393,585	182,033	1,911	8,307	236,795	62,054	12,221

NET ASSETS	$411,286,147	$428,589,669	$50,295,975	$23,933,082	$212,983,104	$176,398,697	$30,067,846

Net Assets:
Accumulation units – value	$409,904,023	$427,845,502	$50,235,530	$23,856,693	$212,839,992	$176,339,269	$29,933,125
Contracts in payout (annuitization) period	1,382,124	744,167	60,445	76,389	143,112	59,428	134,721

Net assets	$411,286,147	$428,589,669	$50,295,975	$23,933,082	$212,983,104	$176,398,697	$30,067,846

Outstanding units
Contract owners	97,778,539	85,396,634	14,687,987	11,835,286	59,909,152	69,337,153	13,596,583

UNIT VALUE
Flex Extra (Qualified)	$3.97	$4.79	$3.31	$1.94	$3.56	$2.54	$2.21
Variable Annuity Fund 4	7.45	14.89	6.93	3.32	-	-	-
Flex-Annuity IV (Qualified)	6.59	13.08	5.61	2.71	-	-	-

See Notes to Financial Statements.

F-2

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2007

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Investment income
Dividends	$13,178,088	$9,203,902	$2,778,401	$1,074,292	$3,263,989	$-	$1,135,663

Expenses
Mortality and expense risk fees and administrative charges	5,709,686	6,329,806	709,650	301,125	3,078,932	2,551,995	398,440

Net investment income (loss)	7,468,402	2,874,096	2,068,751	773,167	185,057	(2,551,995)	737,223

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(9,756,378)	(25,743,589)	(298,722)	714	4,509,051	(19,811,338)	743,463
Realized gain distribution	-	54,435,928	-	-	11,864,772	-	-

Realized gain (loss)	(9,756,378)	28,692,339	(298,722)	714	16,373,823	(19,811,338)	743,463

Change in net unrealized appreciation/depreciation of investments	22,237,438	(15,344,078)	1,180,534	1,740	(4,384,737)	32,676,151	944,666

Net gain (loss) on investments	12,481,060	13,348,261	881,812	2,454	11,989,086	12,864,813	1,688,129

Net increase (decrease) in net assets resulting from operations	19,949,462	16,222,357	2,950,563	775,621	12,174,143	10,312,818	2,425,352

Capital transactions:
Transfer of net premiums	10,266,685	14,096,878	1,878,835	2,189,165	7,028,397	7,914,992	1,175,673
Transfer due to death benefits	(3,036,424)	(1,766,583)	(396,254)	(40,374)	(778,999)	(619,939)	(98,564)
Transfers due to annuity benefit payments	(225,443)	(149,209)	(9,640)	(16,261)	(18,525)	(15,880)	(9,740)
Transfers due to withdrawal of funds	(71,991,444)	(93,977,676)	(12,794,940)	(10,446,373)	(51,892,532)	(42,362,477)	(6,739,954)
Transfers due to administrative and contingent deferred sales charges	(1,122,887)	(934,489)	(320,163)	(52,679)	(162,233)	(294,662)	(20,191)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	70,417	27,877	3,148	3,331	2,152	1,421	1,582
Transfers between divisions and to/from Guaranteed Principal Account	(2,339,569)	(4,265,165)	299,456	7,945,143	(393,192)	(3,783,389)	2,245,554

Net increase (decrease) in net assets resulting from capital transactions	(68,378,665)	(86,968,367)	(11,339,558)	(418,048)	(46,214,932)	(39,159,934)	(3,445,640)

Total increase (decrease)	(48,429,203)	(70,746,010)	(8,388,995)	357,573	(34,040,789)	(28,847,116)	(1,020,288)

NET ASSETS, at beginning of the year	459,715,350	499,335,679	58,684,970	23,575,509	247,023,893	205,245,813	31,088,134

NET ASSETS, at end of the year	$411,286,147	$428,589,669	$50,295,975	$23,933,082	$212,983,104	$176,398,697	$30,067,846

See Notes to Financial Statements.

F-3

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
Investment income
Dividends	$12,650,225	$6,635,902	$2,899,368	$1,087,109	$2,572,073	$-	$1,480,805

Expenses
Mortality and expense risk fees and administrative charges	6,040,620	6,394,748	825,242	314,131	3,183,894	2,932,941	427,675

Net investment income (loss)	6,609,605	241,154	2,074,126	772,978	(611,821)	(2,932,941)	1,053,130

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(29,988,110)	(48,471,773)	(150,894)	419	(3,684,126)	4,147,312	479,379
Realized gain distribution	-	33,013,249	-	-	13,435,277	-	-

Realized gain (loss)	(29,988,110)	(15,458,524)	(150,894)	419	9,751,151	4,147,312	479,379

Change in net unrealized appreciation/depreciation of investments	69,246,216	90,806,177	(299,844)	1	27,571,184	2,504,060	368,185

Net gain (loss) on investments	39,258,106	75,347,653	(450,738)	420	37,322,335	6,651,372	847,564

Net increase (decrease) in net assets resulting from operations	45,867,711	75,588,807	1,623,388	773,398	36,710,514	3,718,431	1,900,694

Capital transactions:
Transfer of net premiums	14,153,995	15,249,266	2,123,415	1,626,857	7,495,269	9,736,752	1,090,623
Transfers due to death benefits	(3,559,271)	(1,942,592)	(241,745)	(99,430)	(907,881)	(800,781)	(385,841)
Transfers due to annuity benefit payments	(196,091)	(109,190)	(10,331)	(10,508)	(24,057)	(11,378)	(11,321)
Transfers due to withdrawal of funds	(83,636,289)	(94,937,868)	(13,650,066)	(8,000,552)	(49,618,664)	(45,762,862)	(7,664,162)
Transfers due to administrative and contingent deferred sales charges	(1,304,954)	(1,105,172)	(370,856)	(60,668)	(204,436)	(384,868)	(28,472)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	61,841	22,744	2,715	2,821	1,666	1,709	1,703
Transfers between divisions and to /from Guaranteed Principal Account	(2,270,532)	(3,758,831)	(1,170,481)	3,869,493	4,876,813	(3,211,048)	807,949

Net increase (decrease) in net assets resulting from capital transactions	(76,751,301)	(86,581,643)	(13,317,349)	(2,671,987)	(38,381,290)	(40,432,476)	(6,189,521)

Total increase (decrease)	(30,883,590)	(10,992,836)	(11,693,961)	(1,898,589)	(1,670,776)	(36,714,045)	(4,288,827)

NET ASSETS, at beginning of the year	490,598,940	510,328,515	70,378,931	25,474,098	248,694,669	241,959,858	35,376,961

NET ASSETS, at end of the year	$459,715,350	$499,335,679	$58,684,970	$23,575,509	$247,023,893	$205,245,813	$31,088,134

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Annuity Separate Account 1

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 1 (“Separate Account 1”) is a separate investment account established on April 8, 1981 by Massachusetts Mutual Life Insurance Company (“MassMutual”).

MassMutual maintains three Segments within Separate Account 1, they are: Variable Annuity Fund 4 Segment, Flex-Annuity IV (Qualified) Segment and Flex Extra (Qualified) Segment.

Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment are no longer offered for sale; owners may, however, continue to make purchase payments under existing contracts.

Separate Account 1 is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account 1 are clearly identified and distinguished from MassMutual’s other assets and liabilities. Separate Account 1’s assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT 1’s ASSETS

Separate Account 1 consists of seven divisions which invest in the following mutual funds of the same name unless stated otherwise:

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with four of its separate Series (“MML II Trust Funds”) available to Separate Account 1: MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual serves as investment adviser to each of the MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. whereby AllianceBernstein and OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, each serve as investment sub-adviser to the MML Equity Fund (prior to January 27, 2006, Babson Capital and Alliance Capital Management L.P. each served as investment sub-adviser to a portion of this Fund).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account 1: Oppenheimer Global Securities Fund/VA, Oppenheimer MidCap Fund/VA (prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA) (prior to May 1, 2006, the Oppenheimer Capital Appreciation Division invested in the Oppenheimer Aggressive Growth Fund/VA) and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

In addition to the seven divisions, contract owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by Separate Account 1 in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds which value their investment securities at fair value.

F-5

Notes To Financial Statements (Continued)

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 1 is part of MassMutual’s total operations and is not taxed separately. Separate Account 1 will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on Separate Account 1’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 1.

D.	Contract Charges

See Note 7B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

Separate Account 1 maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust Separate Account 1. Net transfers from MassMutual to Separate Account 1 totaled $103,864 and $98,549 for the years ended December 31, 2007 and 2006, respectively. The reserve is subject to a maximum of 3% of Separate Account 1’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 83 IAM or 1994 MGDB table.

I.	New Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Separate Account 1 does not believe that adoption of SFAS 157 will have a material impact on Separate Account 1’s financial position.

F-6

Notes To Financial Statements (Continued)

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006. The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on Separate Account 1’s financial statements.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter for the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 1. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (the “FINRA”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the FINRA in order to sell the contracts.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors. MML Distributors also receives compensation for its actions as underwriters of the contracts.

The contracts are no longer offered for sale. Contract owners may continue, however, to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and Separate Account 1.

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Cost of purchases	$13,678,272	$63,898,973	$4,094,218	$9,986,901	$15,660,388	$34,569	$3,335,672
Proceeds from sales	(74,738,995)	(93,777,789)	(13,342,602)	(9,657,542)	(49,859,382)	(41,881,569)	(5,985,686)

F-7

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2007 were as follows:

December 31, 2007	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Units purchased	2,579,333	2,847,739	589,191	1,143,303	1,983,931	3,107,447	554,353
Units withdrawn	(18,414,596)	(18,609,398)	(4,093,693)	(5,326,187)	(14,602,190)	(16,561,533)	(3,188,982)
Units transferred between divisions and to/from GPA	(955,103)	(1,149,268)	31,147	3,962,338	(388,426)	(1,879,605)	1,011,223

Net increase (decrease)	(16,790,366)	(16,910,927)	(3,473,355)	(220,546)	(13,006,685)	(15,333,691)	(1,623,406)

December 31, 2006	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
Units purchased	3,812,181	3,601,011	691,286	875,808	2,422,762	4,010,951	557,665
Units withdrawn	(23,324,239)	(21,461,398)	(4,471,644)	(4,220,716)	(16,036,975)	(18,813,671)	(4,024,367)
Units transferred between divisions and to /from GPA	(1,092,637)	(1,459,406)	(485,123)	1,957,485	1,246,321	(1,969,426)	309,902

Net increase (decrease)	(20,604,695)	(19,319,793)	(4,265,481)	(1,387,423)	(12,367,892)	(16,772,146)	(3,156,800)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2007 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Blend Division
2007	97,778,539	$3.97 to $7.45	$411,286,147	3.00%	0.73% to 1.30%	4.53% to 5.13%
2006	114,568,905	3.79 to 7.09	459,715,350	2.70	0.73 to 1.30	10.34 to 10.97
2005	135,173,600	3.44 to 6.39	490,598,940	2.69	0.73 to 1.30	3.32 to 3.91
2004	157,724,574	3.33 to 6.15	552,906,350	2.64	0.73 to 1.30	7.28 to 7.89
2003	183,376,355	3.10 to 5.70	597,697,452	2.58	0.73 to 1.30	17.18 to 17.85

MML Equity Division
2007	85,396,634	4.79 to 14.89	428,589,669	1.89	0.73 to 1.30	2.65 to 3.24
2006	102,307,561	4.66 to 14.42	499,335,679	1.34	0.73 to 1.30	16.48 to 17.15
2005	121,627,354	4.00 to 12.31	510,328,515	1.79	0.73 to 1.30	1.80 to 2.38
2004	142,286,494	3.93 to 12.02	585,760,331	1.97	0.73 to 1.30	14.35 to 15.00
2003	160,939,457	3.44 to 10.45	579,261,856	1.74	0.73 to 1.30	25.84 to 26.56

MML Managed Bond Division
2007	14,687,987	3.31 to 6.93	50,295,975	5.09	0.73 to 1.30	5.71 to 6.32
2006	18,161,342	3.13 to 6.52	58,684,970	4.54	0.73 to 1.30	2.77 to 3.35
2005	22,426,823	3.04 to 6.31	70,378,931	4.71	0.73 to 1.30	1.04 to 1.62
2004	26,937,002	3.01 to 6.21	83,825,118	4.63	0.73 to 1.30	3.12 to 3.71
2003	33,637,662	2.92 to 5.99	101,195,516	5.12	0.73 to 1.30	4.23 to 4.82

MML Money Market Division
2007	11,835,286	1.94 to 3.32	23,933,082	4.60	0.73 to 1.30	3.37 to 3.96
2006	12,055,832	1.88 to 3.19	23,575,509	4.44	0.73 to 1.30	3.20 to 3.79
2005	13,443,255	1.82 to 3.08	25,474,098	2.58	0.73 to 1.30	1.34 to 1.91
2004	17,125,205	1.80 to 3.02	32,119,471	0.77	0.73 to 1.30	(0.51) to 0.06
2003	21,933,689	1.81 to 3.02	41,116,949	0.64	0.73 to 1.30	(0.68) to (0.11)

F-8

Notes To Financial Statements (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Global Securities Division
2007	59,909,152	$3.56	$212,983,104	1.39%	1.30%	4.94%
2006	72,915,837	3.39	247,023,893	1.05	1.30	16.18
2005	85,283,729	2.92	248,694,669	1.06	1.30	12.84
2004	99,687,090	2.58	257,627,544	1.30	1.30	17.62
2003	114,125,583	2.20	250,748,240	0.78	1.30	41.18

Oppenheimer MidCap Division
2007	69,337,153	2.54	176,398,697	-	1.30	4.95
2006	84,670,844	2.42	205,245,813	-	1.30	1.63
2005	101,442,990	2.39	241,959,858	-	1.30	10.88
2004	118,399,926	2.15	254,692,836	-	1.30	18.23
2003	135,063,664	1.82	245,739,619	-	1.30	23.97

Oppenheimer Strategic Bond Division
2007	13,596,583	2.21	30,067,846	3.73	1.30	8.27
2006	15,219,989	2.04	31,088,134	4.50	1.30	6.10
2005	18,376,789	1.93	35,376,961	4.64	1.30	1.34
2004	20,922,193	1.90	39,742,831	5.33	1.30	7.27
2003	24,835,589	1.77	43,979,309	6.37	1.30	16.55

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized contract expenses of Separate Account 1, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

B.	Separate Account 1 assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account 1.

Mortality and Expense Risk Charge	0.73% - 1.25% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.00% - 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Annual Administrative Charge	$30 - $35 per contract year invested in each fund.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 11.00% on the value of the accumulation units purchased with the first $3,000 of purchase payments.
This charge is assessed through the redemption of units.

F-9

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 2:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 2 (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2007, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 2 as of December 31, 2007, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 6, 2008

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

ASSETS
Investments
Number of shares	6,238,486	5,441,315	1,781,664	9,974,050	2,156,099	947,596	2,408,398

Identified cost	$92,249,719	$126,240,748	$21,957,489	$9,964,272	$56,919,661	$51,121,387	$11,244,301

Value	$110,137,461	$127,129,180	$21,881,074	$9,964,904	$78,913,209	$51,236,530	$13,390,694
Dividends receivable	-	-	-	32,764	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	927	-	-	-

Total assets	110,137,461	127,129,180	21,881,074	9,998,595	78,913,209	51,236,530	13,390,694

LIABILITIES
Annuitant mortality fluctuation reserve	21,105	20,227	4,029	1,288	3,865	3,105	1,047
Payable to Massachusetts Mutual Life Insurance Company	29,695	145,453	3,479	-	129,044	60,812	2,257

Total liabilities	50,800	165,680	7,508	1,288	132,909	63,917	3,304

NET ASSETS	$110,086,661	$126,963,500	$21,873,566	$9,997,307	$78,780,300	$51,172,613	$13,387,390

Net Assets:
Accumulation units – value	$109,403,127	$126,314,752	$21,745,309	$9,955,834	$78,654,785	$51,071,823	$13,354,108
Contracts in payout (annuitization) period	683,534	648,748	128,257	41,473	125,515	100,790	33,282

Net assets	$110,086,661	$126,963,500	$21,873,566	$9,997,307	$78,780,300	$51,172,613	$13,387,390

Outstanding units
Contract owners	26,966,112	25,880,539	6,567,894	4,763,782	22,159,791	20,114,454	6,053,734

UNIT VALUE
Flex-Extra (Non-Qualified)	$3.97	$4.79	$3.31	$1.94	$3.56	$2.54	$2.21
Flex-Annuity IV (Non-Qualified)	6.74	12.63	5.98	2.74	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2007

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Investment income
Dividends	$3,566,847	$2,725,932	$1,152,426	$431,375	$1,202,233	$-	$560,848

Expenses
Mortality and expense risk fees and administrative charges	1,557,794	1,894,763	292,198	121,276	1,139,304	755,126	191,946

Net investment income (loss)	2,009,053	831,169	860,228	310,099	62,929	(755,126)	368,902

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,032,763)	(4,108,740)	(103,112)	(8)	2,014,136	(14,081,308)	572,723
Realized gain distribution	-	16,166,827	-	-	4,370,181	-	-

Realized gain (loss)	(2,032,763)	12,058,087	(103,112)	(8)	6,384,317	(14,081,308)	572,723

Change in net unrealized appreciation/depreciation of investments	5,487,372	(7,830,780)	469,306	994	(1,943,539)	17,937,024	223,313

Net gain (loss) on investments	3,454,609	4,227,307	366,194	986	4,440,778	3,855,716	796,036

Net increase (decrease) in net assets resulting from operations	5,463,662	5,058,476	1,226,422	311,085	4,503,707	3,100,590	1,164,938

Capital transactions:
Transfer of net premiums	1,058,407	1,119,156	357,601	432,338	976,748	828,634	169,623
Transfers due to death benefits	(1,888,123)	(1,334,918)	(163,613)	(31,815)	(624,982)	(304,827)	(106,264)
Transfers due to annuity benefit payments	(129,786)	(134,719)	(17,346)	(4,748)	(18,362)	(25,993)	(4,816)
Transfers due to withdrawal of funds	(18,967,911)	(26,300,190)	(3,519,654)	(4,137,930)	(17,691,541)	(11,922,324)	(3,898,221)
Transfers due to administrative and contingent deferred sales charges	(213,116)	(202,193)	(68,801)	(6,977)	(25,108)	(55,045)	(2,740)
Transfers due to net charge (credit) to annuitant mortality fluctuation	18,858	24,664	5,832	1,411	3,103	2,519	1,517
Transfers between divisions and to/from Guaranteed Principal Account	(1,820,192)	(1,741,810)	1,019,171	3,828,984	546,743	(2,041,732)	406,125

Net increase (decrease) in net assets resulting from capital transactions	(21,941,863)	(28,570,010)	(2,386,810)	81,263	(16,833,399)	(13,518,768)	(3,434,776)

Total increase (decrease)	(16,478,201)	(23,511,534)	(1,160,388)	392,348	(12,329,692)	(10,418,178)	(2,269,838)

NET ASSETS, at beginning of the year	126,564,862	150,475,034	23,033,954	9,604,959	91,109,992	61,590,791	15,657,228

NET ASSETS, at end of the year	$110,086,661	$126,963,500	$21,873,566	$9,997,307	$78,780,300	$51,172,613	$13,387,390

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
Investment income
Dividends	$3,523,696	$1,996,912	$1,141,280	$427,410	$996,627	$-	$794,077

Expenses
Mortality and expense risk fees and administrative charges	1,705,336	1,942,052	327,929	123,472	1,206,987	907,906	225,062

Net investment income (loss)	1,818,360	54,860	813,351	303,938	(210,360)	(907,906)	569,015

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(7,615,735)	(13,630,325)	(204,476)	(8)	(518,117)	(10,381,666)	368,796
Realized gain distribution	-	9,934,529	-	-	5,205,907	-	-

Realized gain (loss)	(7,615,735)	(3,695,796)	(204,476)	(8)	4,687,790	(10,381,666)	368,796

Change in net unrealized appreciation/depreciation of investments	18,582,440	26,435,595	17,963	183	9,337,705	12,469,579	51,139

Net gain (loss) on investments	10,966,705	22,739,799	(186,513)	175	14,025,495	2,087,913	419,935

Net increase (decrease) in net assets resulting from operations	12,785,065	22,794,659	626,838	304,113	13,815,135	1,180,007	988,950

Capital transactions:
Transfer of net premiums	1,094,959	1,749,038	325,675	211,585	852,469	1,013,063	138,048
Transfers due to death benefits	(3,025,860)	(1,264,068)	(422,737)	(80,719)	(839,025)	(511,514)	(315,399)
Transfers due to annuity benefit payments	(121,073)	(138,290)	(17,172)	(4,376)	(15,460)	(24,469)	(4,495)
Transfers due to withdrawal of funds	(25,092,102)	(27,418,683)	(5,917,822)	(1,961,466)	(20,660,401)	(15,250,093)	(4,245,798)
Transfers due to administrative and contingent deferred sales charges	(281,497)	(251,826)	(92,072)	(12,344)	(48,672)	(88,342)	(7,511)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	17,654	17,297	5,434	(1,821)	(2,657)	(1,055)	1,287
Transfers between divisions and to/from Guaranteed Principal Account	(441,697)	(632,536)	(137,086)	1,506,199	1,116,296	(1,272,365)	21,151

Net increase (decrease) in net assets resulting from capital transactions	(27,849,616)	(27,939,068)	(6,255,780)	(342,942)	(19,597,450)	(16,134,775)	(4,412,717)

Total increase (decrease)	(15,064,551)	(5,144,409)	(5,628,942)	(38,829)	(5,782,315)	(14,954,768)	(3,423,767)

NET ASSETS, at beginning of the year	141,629,413	155,619,443	28,662,896	9,643,788	96,892,307	76,545,559	19,080,995

NET ASSETS, at end of the year	$126,564,862	$150,475,034	$23,033,954	$9,604,959	$91,109,992	$61,590,791	$15,657,228

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 2 (“Separate Account 2”) is a separate investment account established on October 14, 1981 by Massachusetts Mutual Life Insurance Company (“MassMutual”).

MassMutual maintains two Segments within Separate Account 2, they are: Flex-Annuity IV (Non-Qualified) Segment, and Flex-Extra (Non-Qualified) Segment.

Flex-Annuity IV (Non-Qualified) Segment is no longer offered for sale; owners may, however, continue to make purchase payments under existing contracts.

Separate Account 2 is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account 2 are clearly identified and distinguished from MassMutual’s other assets and liabilities. Separate Account 2’s assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT 2’s ASSETS

Separate Account 2 consists of seven divisions which invest in the following mutual funds of the same name unless stated otherwise:

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with four of its separate Series (“MML II Trust Funds”) available to Separate Account 2: MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual serves as investment adviser to each of the MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. whereby AllianceBernstein and OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, each serve as investment sub-adviser to the MML Equity Fund (prior to January 27, 2006, Babson Capital and Alliance Capital Management L.P. each served as investment sub-adviser to a portion of this Fund).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account 2: Oppenheimer Global Securities Fund/VA, Oppenheimer MidCap Fund/VA (prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA) (prior to May 1, 2006, the Oppenheimer Capital Appreciation Division invested in the Oppenheimer Aggressive Growth Fund/VA) and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

In addition to the seven divisions, contract owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by Separate Account 2 in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds which value their investment securities at fair value.

Notes To Financial Statements (Continued)

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 2 is part of MassMutual’s total operations and is not taxed separately. Separate Account 2 will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on Separate Account 2’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 2.

D.	Contract Charges

See Note 7B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

Separate Account 2 maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust Separate Account 2. Net transfers from MassMutual to Separate Account 2 totaled $52,591 and $37,484 for the years ended December 31, 2007 and 2006, respectively. The reserve is subject to a maximum of 3% of Separate Account 2’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 83 IAM, Annuity 2000, or 1994 MGDB table.

I.	New Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Separate Account 2 does not believe that adoption of SFAS 157 will have a material impact on Separate Account 2’s financial position.

Notes To Financial Statements (Continued)

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006. The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on Separate Account 2’s financial statements.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 2. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (the “FINRA”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the FINRA in order to sell the contracts.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors. MML Distributors also receives compensation for its actions as underwriters of the contracts.

The contracts are no longer offered for sale to the public. Contract owners may continue, however, to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and Separate Account 2.

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Cost of purchases	$3,813,874	$19,120,698	$2,555,401	$5,225,058	$5,970,794	$118,061	$969,293
Proceeds from sales	(23,716,460)	(30,639,232)	(4,079,575)	(4,828,344)	(18,249,038)	(14,354,944)	(4,033,469)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2007 were as follows:

December 31, 2007	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Units purchased	241,099	211,222	109,341	220,306	273,745	316,507	81,280
Units withdrawn	(5,126,970)	(5,479,182)	(1,150,276)	(2,071,756)	(5,097,328)	(4,669,110)	(1,873,784)
Units transferred between divisions and to/from GPA	(604,252)	(442,520)	293,555	1,917,447	89,776	(941,229)	180,843

Net increase (decrease)	(5,490,123)	(5,710,480)	(747,380)	65,997	(4,733,807)	(5,293,832)	(1,611,661)

December 31, 2006	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Units purchased	309,855	417,427	107,378	123,691	282,728	428,812	71,145
Units withdrawn	(7,653,544)	(6,563,350)	(2,055,989)	(1,118,412)	(6,817,845)	(6,195,034)	(2,307,552)
Units transferred between divisions and to/from GPA	(339,800)	(395,368)	(76,820)	816,168	201,878	(917,634)	(9,944)

Net increase (decrease)	(7,683,489)	(6,541,291)	(2,025,431)	(178,553)	(6,333,239)	(6,683,856)	(2,246,351)

7. FINANCIAL	HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each of the five years in the period ended December 31, 2007 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Blend Division
2007	26,966,112	$3.97 to $6.74	$110,086,661	2.99%	1.25% to 1.30%	4.53% to 4.58%
2006	32,456,235	3.79 to 6.45	126,564,862	2.68	1.25 to 1.30	10.34 to 10.39
2005	40,139,724	3.44 to 5.84	141,629,413	2.67	1.25 to 1.30	3.32 to 3.37
2004	48,324,923	3.33 to 5.65	164,552,187	2.64	1.25 to 1.30	7.28 to 7.33
2003	57,105,834	3.10 to 5.27	181,025,212	2.58	1.25 to 1.30	17.18 to 17.24

MML Equity Division
2007	25,880,539	4.79 to 12.63	126,963,500	1.88	1.25 to 1.30	2.65 to 2.71
2006	31,591,019	4.66 to 12.29	150,475,034	1.33	1.25 to 1.30	16.48 to 16.54
2005	38,132,310	4.00 to 10.55	155,619,443	1.77	1.25 to 1.30	1.80 to 1.85
2004	45,684,998	3.93 to 10.36	182,767,584	1.96	1.25 to 1.30	14.35 to 14.41
2003	52,566,388	3.44 to 9.05	183,799,521	1.72	1.25 to 1.30	25.84 to 25.91

MML Managed Bond Division
2007	6,567,894	3.31 to 5.98	21,873,566	5.15	1.25 to 1.30	5.71 to 5.77
2006	7,315,274	3.13 to 5.65	23,033,954	4.52	1.25 to 1.30	2.77 to 2.82
2005	9,340,705	3.04 to 5.50	28,662,896	4.70	1.25 to 1.30	1.04 to 1.09
2004	11,181,144	3.01 to 5.44	33,975,858	4.64	1.25 to 1.30	3.12 to 3.17
2003	13,498,619	2.92 to 5.27	39,768,079	5.07	1.25 to 1.30	4.23 to 4.28

MML Money Market Division
2007	4,763,782	1.94 to 2.74	9,997,307	4.60	1.25 to 1.30	3.37 to 3.42
2006	4,697,785	1.88 to 2.65	9,604,959	4.44	1.25 to 1.30	3.20 to 3.25
2005	4,876,338	1.82 to 2.56	9,643,788	2.60	1.25 to 1.30	1.34 to 1.39
2004	5,789,646	1.80 to 2.53	11,194,098	0.76	1.25 to 1.30	(0.51) to (0.46)
2003	8,408,891	1.81 to 2.54	16,044,588	0.63	1.25 to 1.30	(0.68) to (0.63)

Notes To Financial Statements (Continued)

7. FINANCIAL	HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Securities Division
2007	22,159,791	$3.56	$78,780,300	1.38%	1.30%	4.94%
2006	26,893,598	3.39	91,109,992	1.07	1.30	16.18
2005	33,226,837	2.92	96,892,307	1.08	1.30	12.84
2004	40,226,145	2.58	103,958,926	1.32	1.30	17.62
2003	46,889,713	2.20	103,022,589	0.80	1.30	41.18

Oppenheimer MidCap Division
2007	20,114,454	2.54	51,172,613	-	1.30	4.95
2006	25,408,286	2.42	61,590,791	-	1.30	1.63
2005	32,092,142	2.39	76,545,559	-	1.30	10.88
2004	39,595,801	2.15	85,175,449	-	1.30	18.23
2003	46,372,971	1.82	84,372,628	-	1.30	23.97

Oppenheimer Strategic Bond Division
2007	6,053,734	2.21	13,387,390	3.82	1.30	8.27
2006	7,665,395	2.04	15,657,228	4.58	1.30	6.10
2005	9,911,746	1.93	19,080,995	4.68	1.30	1.34
2004	11,954,865	1.90	22,708,910	5.33	1.30	7.27
2003	14,168,700	1.77	25,090,190	6.50	1.30	16.55

1	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

2	The expense ratios represent the annualized contract expenses of Separate Account 2, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts.

B.	Separate Account 2 assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account 2.

Mortality and Expense Risk Charge	1.15% - 1.25% of the daily value of the assets
This charge is assessed through a reduction in unit values.	invested in each fund.

Administrative Charge	0.00% - 0.15% of the daily value of the assets
This charge is assessed through a reduction in unit values.	invested in each fund.

Annual Administrative Charge	$30 - $35 per contract year invested in each fund.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 11.00% on the value of the accumulation
This charge is assessed through the redemption of units.	units purchased with the first $3,000 of purchase payments.

Independent Auditors’ Report

The Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2007 and 2006, and the related statutory statements of income, changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion in 2007. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2007. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2007, on the basis of accounting described in Note 2.

/s/ KPMG LLP

February 22, 2008

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2007	2006
	(In Millions)
Assets:
Bonds	$40,211	$40,333
Preferred stocks	152	255
Common stocks – subsidiaries and affiliates	3,384	3,177
Common stocks – unaffiliated	765	1,145
Mortgage loans	11,402	10,007
Policy loans	8,304	7,799
Real estate	1,176	1,265
Partnerships and limited liability companies	4,875	3,776
Derivatives and other invested assets	1,453	987
Cash, cash equivalents and short-term investments	2,558	656

Total invested assets	74,280	69,400
Investment income due and accrued	717	670
Other than invested assets	1,380	1,311

Total assets excluding separate accounts	76,377	71,381
Separate account assets	42,709	37,840

Total assets	$119,086	$109,221

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2007	2006
	(In Millions)
Liabilities:
Policyholders’ reserves	$56,822	$54,804
Liabilities for deposit-type contracts	4,257	3,586
Contract claims and other benefits	242	241
Policyholders’ dividends	1,391	1,245
General expenses due or accrued	715	730
Federal income taxes	82	125
Asset valuation reserve	1,515	1,694
Securities sold under agreements to repurchase	2,051	1,183
Commercial paper	250	—
Other liabilities	1,224	873

Total liabilities excluding separate accounts	68,549	64,481
Separate account liabilities	42,529	37,713

Total liabilities	111,078	102,194
Surplus	8,008	7,027

Total liabilities and surplus	$119,086	$109,221

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Revenue:
Premium income	$12,837	$12,484	$11,854
Net investment income	4,617	4,155	4,022
Fees and other income	455	388	343

Total revenue	17,909	17,027	16,219

Benefits and expenses:
Policyholders’ benefits	10,564	10,187	9,531
Change in policyholders’ reserves	3,572	3,494	3,498
General insurance expenses	1,063	1,090	914
Commissions	523	513	488
State taxes, licenses and fees	124	112	111

Total benefits and expenses	15,846	15,396	14,542

Net gain from operations before dividends and federal income taxes	2,063	1,631	1,677
Dividends to policyholders	1,373	1,226	1,155

Net gain from operations before federal income taxes	690	405	522
Federal income tax expense (benefit)	119	(50)	73

Net gain from operations	571	455	449
Net realized capital (losses) gains, after tax and transfers to interest maintenance reserve	(431)	248	214

Net income	$140	$703	$663

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Surplus, beginning of year	$7,027	$6,688	$6,291
Increase (decrease) due to:
Net income	140	703	663
Change in net unrealized capital gains	455	45	209
Change in net unrealized foreign exchange capital gains	56	43	84
Change in asset valuation reserve	179	(228)	(326)
Change in nonadmitted assets	(96)	(136)	(193)
Change in reserve valuation basis	—	—	11
Change in net deferred income taxes	319	(42)	29
Prior period disability reserve adjustment	—	—	(61)
Other prior period adjustments	(87)	(46)	(15)
Other	15	—	(4)

Net increase	981	339	397

Surplus, end of year	$8,008	$7,027	$6,688

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Cash from operations:
Premium and other income collected	$13,270	$12,871	$12,180
Net investment income	4,605	3,881	3,828
Benefit payments	(10,416)	(10,023)	(9,303)
Net transfers to separate accounts	(1,585)	(1,672)	(1,458)
Commissions and other expenses	(1,694)	(1,549)	(1,510)
Dividends paid to policyholders	(1,227)	(1,153)	(999)
Federal and foreign income taxes (paid) recovered	(205)	6	(340)

Net cash from operations	2,748	2,361	2,398

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	14,683	14,374	21,679
Common stocks – unaffiliated	903	1,188	747
Mortgage loans	1,652	2,094	2,743
Real estate	379	157	240
Other	857	1,362	595

Total investment proceeds	18,474	19,175	26,004

Cost of investments acquired:
Bonds	(14,657)	(17,151)	(20,313)
Common stocks - unaffiliated	(528)	(1,161)	(621)
Mortgage loans	(2,962)	(3,556)	(2,459)
Real estate	(186)	(154)	(4)
Other	(2,219)	(2,290)	(2,141)

Total investments acquired	(20,552)	(24,312)	(25,538)
Net increase in policy loans	(505)	(514)	(373)

Net cash from investments	(2,583)	(5,651)	93

Cash from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	492	(1,006)	(771)
Commercial paper issued	249	—	—
Net securities sold under agreements to repurchase	868	939	192
Other cash provided (applied)	136	129	(324)

Net cash from financing and other sources	1,745	62	(903)

Net change in cash, cash equivalents and short-term investments	1,910	(3,228)	1,588
Cash, cash equivalents and short-term investments, beginning of year	656	3,884	2,296
Cash, cash equivalents and short-term investments nonadmitted	(8)	—	—

Cash, cash equivalents and short-term investments, end of year	$2,558	$656	$3,884

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and savings products, investment management, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned non-insurance subsidiaries and variable interest entities where the company is the primary beneficiary and certain controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in surplus, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance; (i) reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), and certain credit related derivative instruments as

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not record this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses, minimum pension liability, and foreign currency translations as other comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately; and (o) certain group annuity and universal life contracts which do not pass through all investment gains to contract holders are maintained in the separate accounts, whereas GAAP reports these contracts in the general account assets and liabilities of the Company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liabilities for future policyholders’ reserves and deposit-type contracts, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, other-than-temporary impairments and the liability for taxes. Future events including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations and defaults, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

In 2007, the Company recorded an adjustment that was attributable to the recognition of net investment income on partnerships and LLCs in a cumulative negative capital position for the years 2001 through 2006. This adjustment reduced surplus by $100 million through prior period adjustments and increased surplus by $100 million through change in net unrealized capital gains, resulting in no net impact on surplus.

In addition to the item noted above, changes to net surplus included a $5 million increase attributable to a correction of variable universal life reserves, a $5 million increase related to the reporting of tax settlements with the federal government, a $5 million increase attributable to the overstatement of the dividend accumulation liability, a $4 million increase attributable to reinsurance rate errors, $2 million of various other adjustments, partially offset by a $5 million decrease attributable to annuity related reserves, and a $3 million decrease attributable to the establishment of a liability for postemployment benefits for employee severance plans.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As a result of this activity, the Company recorded, in the Consolidated Statutory Statements of Changes in Surplus, a net decrease of $87 million through prior period adjustments and an increase of $100 million through the change in net unrealized capital gains.

During 2006, the Company recorded a net decrease to surplus of $103 million attributable to corrections of prior year errors. The Company recorded $46 million through other prior period adjustments, a component of changes in surplus, $41 million through the change in nonadmitted assets, and $16 million through the change in net unrealized capital gains. The $16 million decrease was attributable to a pricing error that resulted in an overstatement in the carrying value of common stock and surplus as of December 31, 2005.

In 2006, other prior period adjustments of $46 million included $18 million attributable to the establishment of a liability for post employment benefits for home office employee severance plans and $18 million attributable to the correction in non-traditional life insurance reserves related to errors in a prior year mortality study and mortality factors.

In 2006, the Company recorded tax corrections which decreased surplus by $48 million, of which $41 million was recorded through surplus as a change in nonadmitted assets, and $7 million was recorded through other prior period adjustments. In 2002 and 2003, the Company had incorrectly recorded its net deferred tax asset and federal income tax liability. The correction of these items to the net deferred tax asset in 2006 was nonadmitted. These errors relate to the reporting of tax settlements with the federal government and the adjustment to taxes following the submission of the Company’s 2001 federal income tax return.

During 2005, the Company implemented a new disability income active life reserve system. As a result, the Company recorded a prior period disability reserve adjustment. The active life reserves increased $52 million and the disabled life reserves increased $9 million, and these reserve increases of $61 million were recorded as a decrease to prior period disability reserve adjustment, a component of changes in surplus.

Certain 2006 balances have been reclassified to conform to the current year presentation.

c.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

Portfolios of asset-backed securities, including residential mortgage-backed securities, are evaluated on a periodic basis using scenarios customized by collateral type, performing sensitivity analysis on defaults as loan to values change, and on defaults as prepayments change using default curves under various scenarios. We combine scenario analysis with a monthly surveillance process in which we compare actual delinquencies and defaults to expectations established at the time securities are acquired and expectations considering current market conditions, and perform a statistical review of troubled loan exposures to credit support on a transaction-by-transaction basis.

Management utilized a combination of external vendor prices, broker quotations and internal models for purposes of deriving fair value. Internal inputs used in the determination of fair value included estimates of prepayment speeds, default rates, discount rates, collateral values and cash flow priority, among others. Fair values resulting from internal models are those expected to be paid by a willing market participant.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability to hold the investment until anticipated recovery of the cost of the investment. The Company

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

conducts a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without readily ascertainable market values, the Company has determined an estimated fair value using broker-dealer quotations or internal models.

e.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, including MassMutual Holding LLC (“MMHLLC”) and C.M. Life Insurance Company (“C.M. Life”), are accounted for using the equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying GAAP net equity, adjusted for certain nonadmitted assets. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Surplus. Dividend distributions by MMHLLC are recorded in net investment income. Dividend distributions to the Company are limited to the Company’s equity in MMHLLC. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other-than-temporary and the impairment policy is consistent with common stocks - unaffiliated.

f.	Common stocks - unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in surplus. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly management review of issuers whose common stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original mortgage loan agreement or modified mortgage loan agreement.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were $1 million as of December 31, 2007 and 2006, which were non-admitted. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their fair value approximates the carrying value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received provided there are undistributed earnings in the partnerships or LLCs.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Investments in partnerships which generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at the risk free rate of 4.25% and compares the result to its current book value. Impairments are recognized as realized capital losses.

k.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other miscellaneous investments.

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instrument is unavailable. Some of the synthetic assets are considered replicated asset transactions as defined under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds and securities purchased under agreements to resell are classified as short-term investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has entered into contracts for securities purchased under agreements to resell whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Securities purchased under agreements to resell are accounted for as collateralized loans, with the cash paid for the securities included in the Statutory Statements of Cash Flows as a short-term investment. The underlying securities are not recorded as investments owned by the Company, but instead serve as collateral related to these short-term investments. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income in net investment income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value for these instruments approximates the fair value reported in the Statutory Statements of Financial Position.

m.	Securities lending

The Company participates in securities lending whereby certain securities are loaned to third-party brokers. The lending is either fee-based with securities as collateral or requires cash collateral. The Company retains control over loaned securities, which remain assets of the Company and are not removed from the accounting records. The Company has the ability to sell the securities while on loan and has the right to terminate a lending agreement at any time without penalty.

Under fee-based lending, the Company’s policy requires that a minimum of 102% of the fair value of the loaned securities be held in securities separately at third-party institutions as collateral. The collateral may include U.S. Treasury securities, agency bonds, agency mortgage-backed securities and investment grade corporate bonds. If at any time the fair value of the collateral declines to less than 102% of the loaned securities’ fair value, the counterparty is obligated to provide additional collateral to bring the total collateral held on behalf of the Company to at least 102% of the loaned securities’ fair value. The Company does not record or have use of the collateral. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income.

Under cash collateral lending, the Company’s policy requires a minimum of 102% of the fair value of the loaned securities be held in cash collateral, which is recorded in other liabilities as a payable and in assets as cash on the Statutory Statements of Financial Position. Interest received on investment of the cash collateral, net of a rebate rate paid to the borrower, is recorded in net investment income.

n.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

o.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, deferred taxes, reinsurance recoverables, fixed assets, and goodwill.

Fixed assets are included in other than invested assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most unamortized software and office equipment are nonadmitted assets.

Goodwill, which consists of a management contract assumed when the ownership of an affiliate was transferred to the Company in 2006, was $3 million, net of accumulated amortization of $8 million, as of December 31, 2007. The goodwill will be amortized to unrealized capital losses through 2008. In those instances when goodwill results from the purchase of a subsidiary, it shall be amortized as unrealized capital losses over the period in which the acquiring entity benefits economically, not to exceed ten years. Alternatively, had the goodwill resulted from certain types of assumption reinsurance it would be amortized to operations over the period in which the assuming entity benefits economically, not to exceed ten years.

Deferred premium and uncollected premium are included in other than invested assets. Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life and annuity individual insurance policies.

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include furniture, certain electronic processing equipment, unamortized software, the amount of the deferred tax asset that

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

will not be realized by the end of the next calendar year, the pension plan asset, the interest maintenance reserve in a net asset position, certain investments in partnerships for which audits are not performed, certain intangible assets, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

q.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual and group variable annuity, variable life, and other insurance policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in the Statutory Statements of Income.

The Company may transfer investments from the general account to seed separate accounts. Investments transferred to separate accounts are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

r.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

Reserves for individual annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily, 1971 and 1983 Individual Annuity Mortality, 1994 Minimum Guaranteed Death Benefit, and Annuity 2000.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Disability income policy reserves are generally calculated using the two year preliminary term, net level premium and fixed net premium methods, and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodology and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC annual statement instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life insurance, annuity and supplemental contracts use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $347,841 million and $324,110 million as of December 31, 2007 and 2006, respectively. Of this total, the Company had $39,500 million and $37,083 million of life insurance in force as of December 31, 2007 and 2006, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and universal life products issued by the Company offer guaranteed minimum death benefits (“GMDBs”). GMDBs provide a death benefit if the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

contract holder dies and the contract value is less than a guaranteed amount specified in the contract. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Certain individual variable annuity products issued by the Company offer GMDBs and guaranteed living benefits (“VAGLBs”). The primary types of VAGLBs offered by the Company are guaranteed minimum accumulation benefits (“GMABs”) and guaranteed minimum income benefits (“GMIBs”). The liabilities for GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves. The Company’s GMDB and VAGLB reserves are calculated in accordance with actuarial guidelines.

Annuity GMDBs provide a death benefit if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For an annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

In general, VAGLBs require adherence to limitations required by a Company approved asset allocation strategy. Election of a VAGLB is generally only available at contract issue.

GMABs provide the annuity contract holder with a guaranteed minimum account value at the end of the products guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are ten and 20 years.

GMIBs provide the annuity contract holder with a guaranteed minimum payment when the contract is annuitized. The GMIB would be beneficial to the contract holder if the contract holder’s account value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

s.	Liabilities for deposit-type contracts

Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

t.	Policyholders’ dividends

The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death, or surrender.

u.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans, and certain derivatives. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

v.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold with agreement to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is reported in net investment income on the Statutory Statements of Income.

The Company provides collateral as dictated by the agreements to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

w.	Other liabilities

Other liabilities primarily include liabilities related to collateral held on derivative contracts, other payable items, and amounts held for agents.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Commercial paper is reported as a liability on the Company’s Consolidated Statement of Financial Position. Due to the short-term nature of the Notes, the carrying value is assumed to approximate fair value.

y.	Participating contracts

Participating contracts issued by the Company represented 67% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2007 and 2006.

z.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

bb.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the interest maintenance reserve (“IMR”) and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

3.	New accounting standards

Adoption of new accounting standards

In December 2007, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities (“SCAs”), A Replacement of SSAP No. 88.” SSAP No. 97 made clarifications and provided additional guidance to SSAP No. 88. The most significant clarification was related to the requirement that SCAs, including downstream noninsurance holding companies, receive an unqualified U.S. GAAP opinion or receive an unqualified opinion on financial statements prepared in accordance with a foreign GAAP that includes an audited footnote reconciliation of the foreign GAAP to U.S. GAAP to be admitted assets. A limited exception to this audit requirement was provided to downstream noninsurance holding companies, which would allow the downstream noninsurance holding company not to be audited when certain requirements are met. Provided that the entities owned by an unaudited downstream noninsurance holding company receive U.S. GAAP audits, they are permitted to be an admitted asset. Assets of an unaudited downstream holding company would be nonadmitted. This statement is effective for fiscal year 2007. The adoption of this statement did not result in an impact on the Company.

In December 2006, the NAIC issued SSAP No. 96, “Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties” with an effective date of January 1, 2007. This statement establishes a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. In addition, this statement establishes an aging threshold for admission of receivables associated with transactions for services provided to related parties outstanding as of the reporting date. SSAP No. 96 requires that transactions between related parties be in writing and that written agreements provide for the timely settlement of amounts owed, with a specific due date. Amounts outstanding greater than 90 days from the due date are required to be nonadmitted. Adoption of this statement did not result in an impact to the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In September 2006, the NAIC issued SSAP No. 95, “Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28 – Nonmonetary Transactions” with an effective date of January 1, 2007. SSAP No. 95 establishes statutory accounting principles for nonmonetary transactions. Specific statutory requirements for certain types of nonmonetary transactions are addressed in other statements. Accounting for nonmonetary transactions shall generally be based on the fair values of the assets or services involved. Adoption of this statement did not result in an impact to the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2007
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$4,945	$389	$4	$5,330
All other governments	122	24	—	146
States, territories and possessions	33	—	1	32
Special revenue	4,293	60	17	4,336
Public utilities	1,440	46	17	1,469
Industrial and miscellaneous	26,762	691	592	26,861
Credit tenant loans	189	11	—	200
Parent, subsidiaries and affiliates	2,427	6	74	2,359

Total	$40,211	$1,227	$705	$40,733

	December 31, 2006
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$4,627	$223	$11	$4,839
All other governments	101	21	—	122
States, territories and possessions	33	—	1	32
Special revenue	5,205	57	44	5,218
Public utilities	1,420	44	19	1,445
Industrial and miscellaneous	26,637	625	255	27,007
Credit tenant loans	206	12	—	218
Parent, subsidiaries and affiliates	2,104	4	106	2,002

Total	$40,333	$986	$436	$40,883

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the Securities Valuation Office ratings for the bond portfolio along with what the Company believes were the equivalent rating agency designations:

		December 31,
		2007		2006
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$27,245	68%	$27,358	68%
2	Baa	9,299	23	9,464	24
3	Ba	1,601	4	1,688	4
4	B	1,640	4	1,375	3
5	Caa and lower	363	1	252	1
6	In or near default	63	—	196	—

	Total	$40,211	100%	$40,333	100%

As a result of the continuing decline in the credit markets, certain bonds may have a credit quality which is lower than the December 31, 2007 NAIC class and equivalent rating agency designations in the above table.

The following table summarizes the carrying value and fair value of bonds as of December 31, 2007 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$1,743	$1,738
Due after one year through five years	8,262	8,419
Due after five years through ten years	10,980	11,109
Due after ten years	19,226	19,467

Total	$40,211	$40,733

The proceeds from sales, gross realized capital gain and loss activity on sales and other-than-temporary impairments on bonds were as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Proceeds from sales	$4,411	$6,747	$12,762
Gross realized capital gains on sales	95	90	105
Gross realized capital losses on sales	(43)	(87)	(80)
Other-than-temporary impairments	(504)	(32)	(58)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Of the $504 million of other-than-temporary impairments, 46% were determined based on internally developed models.

Portions of realized capital gains and losses which were determined to be interest related were deferred into the IMR.

The book values of investments are written down when a decline in value is considered to be other-than-temporary. Through December 31, 2007, the Company recognized $504 million of impairment losses. The Company employs a systematic methodology to evaluate other-than-temporary impairments. The methodology to evaluate declines in value utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines is evaluated in a disciplined manner.

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2007 and 2006.

	December 31, 2007
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$222	$1	9	$155	$3	116
All other governments	25	—	1	2	—	1
States, territories and possessions	—	—	1	30	1	2
Special revenue	708	1	29	909	16	65
Public utilities	147	3	38	333	14	44
Industrial and miscellaneous	7,829	391	1,133	4,937	187	424
Credit tenant loans	45	—	2	—	—	—
Parent, subsidiaries and affiliates	426	56	11	52	1	2

Total	$9,402	$452	1,224	$6,418	$222	654

Note – The unrealized losses in this table do not include $39 million of unrealized losses related to foreign currency amounts recorded in surplus, but do include $8 million of unrealized losses on NAIC category 6 bonds.

For industrial and miscellaneous, the majority of the unrealized losses less than 12 months as of December 31, 2007 were in residential mortgage–backed securities and resulted from the widening of credit spreads and the continuing decline in the credit markets. Deterioration of underlying collateral or downgrades of credit ratings may lead to further declines in value.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2006
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$574	$3	53	$228	$8	153
All other governments	—	—	—	2	—	1
States, territories and possessions	—	—	—	30	1	2
Special revenue	1,544	14	41	1,001	29	107
Public utilities	164	2	34	494	18	65
Industrial and miscellaneous	4,422	58	586	6,064	213	560
Credit tenant loans	35	—	3	22	—	3
Parent, subsidiaries and affiliates	118	102	7	82	1	4

	$6,857	$179	724	$7,923	$270	895

Note – The unrealized losses in this table do not include $6 million of unrealized losses related to foreign currency amounts recorded in surplus, but do include $19 million of unrealized losses on NAIC category 6 bonds.

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2006 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments amounted to $29 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies. For U.S. governments, $8 million was in an unrealized loss position for a period of 12 months or more. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. government and cannot be settled for less than par at maturity.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2006 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $231 million was in an unrealized loss position for a period of 12 months or more.

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2007 and 2006.

The Company did not sell any securities with the NAIC’s designation 3 or below during the year ended December 31, 2007 that were reacquired within 30 days of the sale date.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2006, the Company had one wash sale transaction of an NAIC 3 rated bond with a book value of $1 million. The cost of the repurchased security and the gain on the transaction were less than $1 million.

The Company had assets in the amount of $43 million and $28 million as of December 31, 2007 and 2006, respectively, which were on deposit with government authorities or trustees as required by law.

Residential mortgage-backed securities

The Company holds certain investments backed by pools of residential mortgages. The majority of these investments are included in bonds. The mortgages in these pools have varying risk characteristics and are commonly categorized as being of U.S. Government agency and non-agency prime, Alt-A and subprime borrower quality. The mortgage collateral classified as U.S. Government agency is considered of lowest relative risk while those classified as subprime are of the highest relative risk. Of the $26,762 million of industrial and miscellaneous bonds, the Company had $12,286 million of residential mortgage-backed securities (“RMBS”) of which $7,629 million was prime, $3,419 million was Alt-A and $1,238 million was subprime. The Alt-A category includes option adjustable rate mortgages and subprime investments include “scratch and dent” pools, high loan to value pools, and pools where the borrowers have very impaired credit but the average loan to value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management utilized a combination of qualitative and quantitative factors, including FICO scores and loan to value ratios.

In 2007, market conditions for subprime and Alt-A investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to more normal market conditions. Over the second half of 2007 there were a large number of credit downgrades by rating agencies for residential mortgage-backed investments. Subsequent to year end there were additional credit downgrades for securities backed by residential mortgage pools which were held by the Company, however such downgrades did not significantly change the overall credit quality mix of the RMBS portfolio.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The actual cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s investments with significant subprime and Alt-A exposure were as follows:

Subprime

	December 31, 2007
	Actual Cost	Adjusted Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Bonds:
Residential mortgage-backed securities	$1,356	$1,237	$1,183	$123
Collateralized debt obligations	23	1	3	23

Total	$1,379	$1,238	$1,186	$146

Alt-A

	December 31, 2007
	(In millions)
	Actual Cost	Adjusted Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Bonds:
Residential mortgage-backed securities	$3,540	$3,346	$3,183	$205
Collateralized debt obligations	112	21	17	97
Other bonds	52	52	52	—

Total	$3,704	$3,419	$3,252	$302

The following table shows the percentage by statement value of subprime and Alt-A bonds by vintage (representing the year the pool of loans was originated) and credit quality as of December 31, 2007.

Year	AAA	AA	A	BBB	BB& Below	Total
2007	9.5%	1.0%	0.1%	0.2%	—%	10.8%
2006	37.8	1.2	0.2	0.8	0.4	40.4
2005 & prior	41.0	6.6	0.7	0.4	0.1	48.8

Total	88.3%	8.8%	1.0%	1.4%	0.5%	100.0%

Management’s judgment regarding fair value, including the difficulty of obtaining readily determinable prices for residential mortgage-backed investments and other investments impacted by the current illiquid credit market environment, depends upon evolving conditions that can alter the anticipated cash flows realized by investors. Further deterioration of market conditions and related management judgments of fair value could negatively impact the Company’s statement of operations and fair value disclosures in future periods.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Preferred stocks

The carrying value of preferred stocks was $152 million and $255 million as of December 31, 2007 and 2006, respectively. The fair value of preferred stocks was $152 million and $273 million as of December 31, 2007 and 2006, respectively.

Through December 31, 2007, the Company had realized gains of $5 million, no realized losses, and $24 million in other-than-temporary impairments. Through December 31, 2006, the Company had $17 million in realized gains, no realized losses, and $1 million in other-than-temporary impairments. Through December 31, 2005, the Company had $17 million in realized gains, $2 million in realized losses, and $1 million in other-than-temporary impairments.

As of December 31, 2007, the Company had preferred stock with Alt-A exposure to residential mortgage-backed securities with a cost, carrying value, and fair value of $3 million.

As of December 31, 2007 and 2006, the Company had carrying values of $139 million and $145 million, respectively, in preferred stocks for which the transfer of ownership was restricted by contractual requirements.

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of common stocks were as follows:

	December 31,
	2007	2006
	(In Millions)
Adjusted cost basis	$579	$848
Gross unrealized gains	215	320
Gross unrealized losses	(29)	(23)

Carrying value	$765	$1,145

The realized gain and loss activity of common stocks were as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Gross realized capital gains on sales	$184	$224	$160
Gross realized capital losses on sales	(39)	(33)	(14)
Other-than-temporary impairments	(38)	(8)	(18)

As of December 31, 2007, investments in common stock in an unrealized loss position included holdings with a fair value of $197 million in 405 issuers. These holdings were in an unrealized loss position of $29 million, $4 million of which were in an unrealized loss position more than 12 months. As of December 31, 2006, investments in common

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

stock with an unrealized loss position included holdings with a fair value of $71 million in 202 issuers. These holdings were in an unrealized loss position of $23 million, $8 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2007 and 2006.

As of December 31, 2007, the Company had common stock with exposure to residential mortgage-backed securities of $15 million.

As of December 31, 2007 and 2006, the Company had a carrying value of $134 million and $309 million, respectively, in common stocks for which the transfer of ownership was restricted by contractual requirements.

d.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $11,402 million and $10,007 million as of December 31, 2007 and 2006, respectively. There was no valuation allowance recorded as of December 31, 2007, and a valuation allowance of $22 million was recorded as of December 31, 2006. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (“FHA”) and Veterans Administration (“VA”) guarantees. On occasion, the Company advances funds for the payment of items such as real estate taxes, legal bills, and appraisals prepared by a Member Appraisal Institute designated appraiser to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party that were not included in the mortgage loan carrying value total were less than $1 million as of December 31, 2007 and 2006.

As of December 31, 2007, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2008	$371
2009	537
2010	953
2011	1,008
2012	1,476
Thereafter	4,397

Commercial mortgage loans	8,742
Residential mortgage loan pools	2,660

Total mortgage loans	$11,402

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Included in commercial mortgage loans in the above table were $159 million of mezzanine loans.

As of December 31, 2007 and 2006, the lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2007			December 31, 2006
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgage loans	3.9%	10.4%	6.1%	3.9%	10.4%	6.3%
Residential mortgage loan pools	4.2%	13.7%	6.7%	4.1%	13.1%	6.9%
Mezzanine mortgage loans	8.0%	18.0%	11.4%	8.0%	20.0%	12.9%

During the years ended December 31, 2007 and 2006, mortgage loan lending rates, including fixed and variable, on new issues were:

	2007		2006
	Low	High	Low	High
Commercial mortgage loans	4.8%	8.9%	5.3%	9.9%
Residential mortgage loan pools	5.6%	7.2%	5.9%	7.5%
Mezzanine mortgage loans	8.0%	14.0%	9.0%	18.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% and 86.3% as of December 31, 2007 and 2006, respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% and 98.6% as of December 31, 2007 and 2006, respectively.

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2007	2006	2005
		(In Millions)
Gross realized investment gains	$17	$26	$65
Gross realized investment losses	(2)	(5)	(2)
Other-than-temporary impairments and write offs	(21)	—	—

As of December 31, 2007 and 2006, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2007 and 2006.

Interest deferred to future periods from mortgage loans on properties under development was $8 million and $1 million, respectively, for the years ended December 31, 2007 and 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During 2007, the Company wrote-off one mortgage loan that was foreclosed. The $22 million loss related to this loan was recorded as a realized capital loss. As of December 31, 2006, the $22 million was recorded in a valuation allowance and the change in valuation allowance was recorded through surplus.

The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2007, the Company had no direct subprime exposure through the origination of residential mortgage loans or purchases of unsecuritized whole-loan pools. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. As of December 31, 2007, the Company had mortgages with residential mortgage-backed exposure with a carrying value of $2,660 which were FHA insured or VA guaranteed.

Impaired mortgage loans consisted of the following:

	December 31,
	2007	2006
	(In Millions)
Impaired mortgage loans with valuation allowance	$—	$22
Less valuation allowance on impaired loans	—	(22)

Net carrying value of impaired mortgage loans	$—	$—

Average recorded investment in impaired loans	$—	$21

There was no interest income on impaired loans for the year ended December 31, 2007. There was $2 million and less than $1 million interest on impaired loans for the years ended December 31, 2006 and 2005, respectively.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2007 or 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of mortgage loans was as follows:

	December 31,
	2007	2006
	(In Millions)
California	$2,319	$1,803
Massachusetts	653	650
Texas	621	620
Illinois	506	393
Washington	373	316
New York	319	363
All other states	3,305	3,211
Canada	646	316

Total commercial mortgage loans	8,742	7,672
Residential mortgage loan pools	2,660	2,335

Total mortgage loans	$11,402	$10,007

Included in commercial mortgage loans in the above table were $159 million of mezzanine loans.

All other states includes mortgage loans that are spread widely across various states.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. There was no material negative impact to surplus based on the geographical concentrations for the years ended December 31, 2007 and 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2007	2006
	(In Millions)
Held for the production of income	$1,758	$1,904
Accumulated depreciation	(614)	(600)
Encumbrances	(257)	(287)

Held for the production of income, net	887	1,017

Held for sale	198	169
Accumulated depreciation	(41)	(62)

Held for sale, net	157	107

Occupied by the Company	212	210
Accumulated depreciation	(80)	(69)

Occupied by the Company, net	132	141

Total real estate	$1,176	$1,265

The carrying value of non-income producing real estate as of December 31, 2007 was $57 million, including one residential complex for $32 million and three land parcels for $25 million, all of which were under development except one land parcel. The carrying value of non-income producing real estate as of December 31, 2006, consisting primarily of land, was $14 million. As of December 31, 2006, one non-income producing real estate property with a carrying value of less than $1 million was under development.

Depreciation expense on real estate was $87 million, $85 million, and $93 million for the years ended December 31, 2007, 2006, and 2005, respectively.

The gain and loss activity of real estate investments was as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Gross realized capital gains on sales	$208	$92	$158
Gross realized capital losses on sales	(17)	(36)	(7)
Impairment losses	—	—	(9)

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held for sale. Properties acquired through foreclosure are classified as held for sale.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During 2007, three hotels, two residential complexes, and three office complexes acquired in previous years were classified as held for sale. Of these eight properties, one hotel and one office complex were sold in 2007 for a net gain of $106 million. During 2007, ten single family residences were acquired as part of an employee relocation program and classified as held for sale. Four of these properties were sold for a net loss of less than $1 million. As of December 31, 2007, the Company held fourteen properties classified as held for sale.

Of the ten properties classified as held for sale as of December 31, 2006, two single family residences, a retail center, an industrial complex, and three office complexes were sold for a net gain of $101 million. A condominium complex was reclassified from held for sale to held for the production of income after all available condominiums were sold. Another, all land, was split into two properties, a portion of this being kept in held for sale and the rest of the land reclassified to held for the production of income. Two of the properties, a single family residence and land, remained classified as held for sale as of December 31, 2007.

During 2006, the Company completed a transition of certain insurance operations to a new office and realized a loss of $1 million on disposition of the old office. Also during 2006, three offices, a hotel, an apartment complex, a condominium complex and an industrial building acquired in previous years were classified as held for sale. Of these seven properties, the hotel and apartment complex were sold in 2006 for a net gain of $43 million. As of December 31, 2006, the Company held ten properties classified as held for sale.

During 2006, eleven single family residences were acquired as part of an employee relocation program and subsequently classified as held for sale. Of these properties, eight were sold during 2006 for a net loss of less than $1 million.

Cornerstone Property Fund

In 2004 the Company transferred real estate with a fair value of $533 million into a real estate separate account, Cornerstone Property Fund, offered to contract holders.

In 2006, the assets and liabilities of the real estate separate account were transferred to two new partnerships, Cornerstone Holding LP and Cornerstone Patriot Non-REIT Holding LP (the “new partnerships”), which are included in partnerships and LLCs in the Consolidated Statements of Financial Position. At the time of the transfer, all risks and rewards of the real estate separate account were effectively transferred to the new partnerships. This non-cash transfer effectively transferred the Company’s investment in the real estate separate account into these partnership interests. At the time of the 2006 transfer, all of the previously recorded deferred gains of $142 million were offset against the market value of the properties thereby bringing the Company’s investment in the new partnerships back to the Company’s historical cost of $398 million. The Company did not record a gain or loss associated with this transfer. For the portion of the new

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

partnerships owned by outside investors, the Company recorded a surrender of their group annuity contracts and an offsetting change in reserves to effect the movement of the outside investors’ interest from the separate account to the new partnerships.

Of the real estate investments transferred into the new partnerships, the Company retained legal title to five of the properties (the “specified properties”) with an approximate market value of $315 million. With regard to these specified properties, the Company and the new partnerships also entered into a Total Return and Property Use Contribution Agreement (“TRAPUA”). The TRAPUA conveyed full economic ownership of these properties to the new partnerships. The new partnerships are entitled to, and receive directly, all money and items flowing from the specified properties including the proceeds from sale of said properties. The new partnerships also pay all operating expenses, debt service and capital expenditures for the specified properties. The new partnerships indemnify the Company and any of its affiliates against, and agree to hold the Company harmless from, any and all losses in connection with the specified properties. As the Company retained legal title to the specified properties, the Company remains primarily liable for obligations that may arise related to these specified properties in the event the new partnerships cannot meet their obligations under the TRAPUA. The Company records these specified properties at a nominal value as real estate. In substance, the book value of the specified properties has been moved from real estate to a partnership interest.

f.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	Years Ended December 31,
	2007	2006
	(In Millions)
Common stocks	$3,007	$2,332
Real estate	1,045	859
Low income housing tax credits (“LIHTCs”)	236	231
Bonds	145	74
Mortgage loans	97	68
Other	345	212

Total	$4,875	$3,776

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Gross realized capital gains on sales	$9	$67	$44
Gross realized capital losses on sales	—	(2)	(7)
Other-than-temporary impairments	(98)	(9)	(27)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Included in other-than-temporary impairments is $63 million attributable to the continuing decline in credit markets. As of December 31, 2007, one partnership with significant subprime exposure held by the Company, Merryall Fund, had an actual cost of $55 million, fair value and carrying value of $13 million, and related gross realized losses from other-than-temporary impairments of $28 million. One partnership with significant Alt-A exposure held by the Company, Quantitative Enhanced Decisions Fund, had an actual cost of $96 million, carrying value and fair value of $45 million, and related gross realized losses from other-than-temporary impairments of $35 million. Of the $98 million of other-than-temporary impairments, all were determined based on internally developed models.

The Company invests in partnerships which generate low income housing tax credits. These investments currently have unexpired tax credits which range from 1 to 11 years and have an initial 15 year holding period requirement. For determining other-than-temporary impairments on LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk free rate of 4.25% and compares the result to its current book value. Other-than-temporary impairments for the year ended December 31, 2007, were $4 million on Affordable Housing Tax Credit Funds which consisted of Boston Financial Equity Tax Credit-III for $2 million, MM Guilford Fund for $1 million, and Boston Financial Equity Tax Credit I for $1 million. Other-than-temporary impairments for the year ended December 31, 2006 were $5 million, which consisted of MMA Financial LLC for $2 million and WFC Apartments LP, Countryside Corp Tax III and Alliant Tax Credit Fund for approximately $1 million each. There were no write-downs or reclassifications made during the years ended December 31, 2007 or 2006 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments currently subject to regulatory review.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Bonds	$2,448	$2,410	$2,286
Preferred stocks	18	4	2
Common stocks - subsidiaries and affiliates	390	201	138
Common stocks - unaffiliated	52	66	51
Mortgage loans	702	626	585
Policy loans	606	557	524
Real estate	221	221	252
Partnerships and LLCs	445	293	230
Derivatives and other invested assets	150	181	277
Cash, cash equivalents and short-term investments	89	104	130

Subtotal investment income	5,121	4,663	4,475
Amortization of the IMR	(24)	(57)	(24)
Net gain from separate accounts	7	18	26
Less investment expenses	(487)	(469)	(455)

Net investment income	$4,617	$4,155	$4,022

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net realized capital gains and losses

Net realized capital (losses) gains were comprised of the following:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Bonds	$(452)	$(29)	$(33)
Preferred stocks	(19)	16	14
Common stocks - subsidiaries and affiliates	4	18	1
Common stocks - unaffiliated	107	183	128
Mortgage loans	(6)	21	63
Real estate	191	56	142
Partnerships and LLC’s	(89)	56	10
Derivatives and other	(162)	(72)	(221)
Federal and state taxes	(45)	(51)	1

Net realized capital (losses) gains before deferral to the IMR	(471)	198	105
Net losses deferred to the IMR	31	76	168
Less taxes	9	(26)	(59)

Net after tax losses deferred to the IMR	40	50	109

Net realized capital (losses) gains	$(431)	$248	$214

Net realized (losses) gains on derivative financial instruments by type were as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Interest rate swaps	$(40)	$(76)	$(120)
Currency swaps	(18)	94	(11)
Equity and credit default swaps	—	—	1
Options	(41)	1	(50)
Forward contracts	(7)	(5)	(20)
Financial futures	(34)	6	(19)

Net derivative realized capital (losses) gains	(140)	20	(219)
Other	(22)	(92)	(2)

Total derivatives and other losses	$(162)	$(72)	$(221)

The $92 million of other losses in 2006 were primarily due to the maturity of a medium term note in the second quarter which resulted in foreign currency exchange losses of $102 million.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Securities lending

As of December 31, 2007 and 2006, securities with a fair value of $92 million and $271 million, respectively, were on loan. Collateral in the form of securities of $95 million and $280 million was held on the Company’s behalf, by a trustee, as of December 31 2007 and 2006, respectively. The Company retains control over the loaned securities, which remain assets of the Company, and are not removed from the accounting records.

j.	Securities purchased under agreements to resell and sold under agreements to repurchase

As of December 31, 2007, the Company had securities purchased under agreements to resell of $1,151 million with maturities ranging from January 2 through January 18, 2008 and interest rates ranging from 5.0% to 6.0%. The outstanding amount as of December 31, 2007 was collateralized by bonds with a fair value of $1,213 million and cash of $19 million. As of December 31, 2006, the Company did not have any securities purchased under agreements to resell. Securities purchased under agreements to resell are included in cash, cash equivalents, and short-term investments on the Statutory Statements of Financial Position.

As of December 31, 2007 and 2006, the Company had securities sold under agreements to repurchase with total carrying values of $2,051 million and $1,183 million, respectively. As of December 31, 2007, the maturities of these agreements ranged from January 3, 2008 through March 6, 2008 and the interest rates ranged from 3.1% to 5.5%. The outstanding amounts as of December 31, 2007 and 2006 were collateralized by bonds with a fair value of $2,084 million and $1,182 million, respectively and cash of $45 million as of December 31, 2007.

5.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (“Bay State”), a subsidiary of C.M. Life which primarily writes variable life and bank-owned life insurance business.

One of the Company’s wholly owned subsidiaries, MassMutual Holding LLC (“MMHLLC”), is the parent of subsidiaries which include retail and institutional asset management, registered broker dealers, and international life and annuity operations.

The Company recognized $15 million of other-than-temporary impairments on an affiliated company, all of which was based on internal models.

As of December 31, 2007, the Company had a carrying value of $40 million in common stocks for which the transfer of ownership was restricted by contractual requirements. As of December 31, 2006, the Company had no common stocks for which the transfer of ownership was restricted by contractual requirements.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For C.M. Life, substantially all of the statutory shareholder’s equity of approximately $608 million as of December 31, 2007 was subject to dividend restrictions imposed by state regulations. C.M. Life is required to obtain prior approval from the State of Connecticut Insurance Department for dividend payments in 2008.

International insurance subsidiaries primarily include operations in Japan, Taiwan and Hong Kong. Historically, the Company has reinvested a substantial portion of its unrestricted earnings in these operations.

In 2006, the ownership of Golden Retirement Resources Inc. was transferred from MMHLLC to the Company. On September 15, 2006, Golden Retirement Resources Inc. was liquidated into the Company resulting in no gain or loss.

In 2007 and 2006, the Company contributed capital of $194 million and $86 million, respectively, to its subsidiaries including MMHLLC. Additionally, in 2007, the Company received return of capital of $87 million from its subsidiaries including MMHLLC.

The Company received cash dividends from MMHLLC of $350 million and $175 million in 2007 and 2006, respectively. The carrying value of MMHLLC was $2,001 million and $1,955 million as of December 31, 2007 and 2006, respectively. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $1,023 million as of December 31, 2007 and 2006. The Company recorded interest income on MMHLLC debt of $75 million and $66 million in 2007 and 2006, respectively.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2007	2006	2005
	(In Millions)
Total revenue	$1,088	$1,220	$1,367
Net income	97	155	137
Assets	13,262	13,674	13,544
Liabilities	12,471	12,959	12,892
Equity	791	715	652

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is GAAP financial information for the unconsolidated subsidiaries; not included above:

	As of and for the Years Ended December 31,
	2007	2006	2005
	(In Millions)
Total revenue	$6,799	$6,364	$5,029
Net income	521	456	693
Assets	44,457	34,907	27,577
Liabilities	41,117	31,857	24,875
Equity	3,340	3,050	2,702

The GAAP equity value for the unconsolidated subsidiaries includes the statutory carrying value of MMHLLC, the carrying value of MMHLLC that is nonadmitted under statutory accounting principles, and the GAAP equity value of other unconsolidated subsidiaries that are not consolidated under MMHLLC.

6.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. Approximately $140 million, in synthetic assets are considered replicated asset transactions as defined under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets and its liabilities.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options in order to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivatives are also used to reduce the duration risk in certain investment portfolios. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2007 and 2006, collateral of $968 million and $873 million, respectively, was pledged by the counterparties. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $314 million and $139 million at December 31, 2007 and 2006, respectively. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2007
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$892	$47,318	$(20)	$2,886
Currency swaps	179	1,143	157	677
Asset, equity and credit default swaps	32	1,253	(4)	153
Options	263	8,685	(36)	732
Interest rate caps and floors	—	140	—	—
Forward contracts	—	570	8	976
Financial futures—long positions	—	254	—	—
Financial futures—short positions	—	186	—	—

Total	$1,366	$59,549	$105	$5,424

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2006
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$584	$27,582	$10	$2,318
Currency swaps	180	1,323	61	275
Asset, equity and credit default swaps	(5)	736	1	224
Options	212	6,614	(4)	120
Interest rate caps and floors	—	10	—	30
Forward contracts	(12)	1,107	(1)	224
Financial futures - long positions	—	413	—	—

Total	$959	$37,785	$67	$3,191

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	December 31,
	One Year	Two Through Five Years	Six Through Ten Years	After Ten Years	Total 2007	Total 2006
	(In Millions)
Interest rate swaps	$18,894	$13,756	$6,867	$10,687	$50,204	$29,900
Options	—	—	1,155	8,262	9,417	6,734
Currency swaps	186	458	1,000	176	1,820	1,598
Other derivatives	2,036	652	644	200	3,532	2,744

Total	$21,116	$14,866	$9,666	$19,325	$64,973	$40,976

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2007	2006
	(In Millions)
Open interest rate swaps in a fixed receive position	$25,712	$14,176
Open interest rate swaps in a fixed pay position	16,814	10,501
Other interest related swaps	7,678	5,223

Total interest rate swaps	$50,204	$29,900

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

7.	Fair value of financial instruments

The following fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following table summarizes the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$40,211	$40,733	$40,333	$40,883
Preferred stocks	152	152	255	273
Common stocks - unaffiliated	765	765	1,145	1,145
Mortgage loans	11,402	11,538	10,007	10,052
Policy loans	8,304	10,353	7,799	9,623
Derivative financial instruments	1,366	1,366	959	959
Cash, cash equivalents and short-term investments	2,558	2,558	656	656
Financial liabilities:
Derivative financial instruments	$105	$105	$67	$67
Commercial paper	250	250	—	—
Securities sold under agreements to repurchase	2,051	2,051	1,183	1,183
Funding agreements	2,999	3,022	2,280	2,279
Investment-type insurance contracts:
Group annuity investment contracts	6,925	6,913	7,237	7,225
Individual annuity investment contracts	2,731	2,780	2,649	2,647
Guaranteed investment contracts	473	473	586	578
Supplementary investment contracts	289	289	327	327

As of December 31, 2007 and 2006, 73.6% and 76.0%, respectively, of bonds were priced by external vendors and broker quotations. Internal models were used to price 26.4% and 24.0% of bonds as of December 31, 2007 and 2006, respectively.

The average fair value of derivative financial instrument assets was $1,163 million and $1,117 million during 2007 and 2006, respectively. The average fair value of derivative financial instrument liabilities was $86 million and $76 million during 2007 and 2006, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Fixed assets

The Company’s fixed assets are comprised primarily of internally developed and purchased software, operating software, electronic data processing equipment, office equipment and furniture. Fixed assets were $196 million and $169 million, net of accumulated depreciation of $392 million and $349 million, as of December 31, 2007 and 2006, respectively. Depreciation expense on fixed assets was $48 million, $50 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively.

9.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes the deferred and uncollected life insurance premium, gross and net of loading.

	December 31,
	2007		2006
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary new business	$51	$23	$49	$21
Ordinary renewal	503	544	487	520
Group life	17	17	17	17

Total	$571	$584	$553	$558

10.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2007:

Issue Year	Amount	Interest Rate	Maturity Date
($ In Millions)
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Commonwealth of Massachusetts Division of Insurance (the “Division”). Surplus notes are included in surplus on the Statutory Statements of Financial Position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2007, the unapproved interest was $7 million. Interest of $41 million was approved and paid during each of the years ended December 31, 2007, 2006 and 2005.

11.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. The majority of these fees were from C.M. Life, which accounted for $79 million in 2007, $85 million in 2006 and $100 million in 2005. As of December 31, 2007 and 2006, the net amounts due from these subsidiaries and affiliates were $42 million and $41 million, respectively. These outstanding balances are billed quarterly and are due and payable within 30 days.

The Company has agreements with its affiliates, including OppenheimerFunds, Inc., whereby the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates. As of December 31, 2007 and 2006, the net amounts due from these affiliates were $13 million and $3 million, respectively. These outstanding balances are due and payable within 90 days.

Various unconsolidated subsidiaries and affiliates, including Babson Capital Management LLC (“Babson Capital”), provide investment advisory services to the Company. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. As of December 31, 2007 and 2006, the net amounts due to these subsidiaries and affiliates were $51 million and $48 million, respectively. These outstanding balances are billed quarterly and are due and payable within 30 days.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes these various transactions between the Company and the related parties:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Fee income:
Management and service contracts, and cost- sharing arrangements	$170	$164	$167
Recordkeeping and other services	25	18	16
Fee expense:
Investment advisory services	175	166	160
Employee benefit plans administrative services	11	11	11

The Company has modified coinsurance (“Modco”) agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese affiliate retains the reserve and associated assets on traditional, individual life insurance policies. The predominant contract types are whole life, endowments and term insurance. Modco, a form of coinsurance, is used to allow the Japanese affiliate to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese affiliate holding the reserves on the ceded coverage rather than the Company. As of December 31, 2007 and 2006, the net amounts due from the Japanese affiliate were $2 million and $4 million, respectively. These outstanding balances are due and payable within 90 days.

The following table summarizes the various related party transactions between the Company and the Japanese affiliate:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Premium assumed	$47	$63	$67
Modified coinsurance adjustments, included in fees and other income	6	25	32
Policyholders’ benefits incurred	31	22	20
Expense allowances on reinsurance assumed, included in fees and other income	5	6	36

The Company has reinsurance agreements with its subsidiary, C.M. Life, and indirect subsidiary, Bay State, including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. As of December 31, 2007 and 2006, the amounts due from C.M. Life and Bay State were $2 million and $7 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the transactions for these agreements:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Premium assumed	$100	$108	$114
Modified coinsurance adjustments, included in fees and other income	51	50	47
Policyholders’ benefits incurred	97	109	75
Expense allowances on reinsurance assumed, included in fees and other income	25	25	26
Experience refunds paid to C.M. Life and Bay State	9	7	7

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life (including Bay State) whereby certain variable annuity contract holders of either company can make non-taxable exchanges of their contract for an enhanced variable annuity contract of the other company. The Company recorded premium income of $90 million, $74 million, and $19 million and surrender benefits of $8 million, $10 million, and $20 million in 2007, 2006, and 2005 respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or be compensated for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company has recorded commissions payable to C.M. Life of less than $1 million as of December 31, 2007, 2006, and 2005 and has paid net commissions of $ 1 million and $4 million to C.M. Life for the years ended December 31, 2007 and 2006, respectively. For the year ended December 31, 2005, the Company received net commissions of $1 million.

The Company had an outstanding amount due to Babson Capital of $25 million at a 4.3% interest rate as of December 31, 2006. The amount was due in 2008, but was repaid in June, 2007 due to early termination of the note. Interest was payable semi-annually in arrears. Interest accrued and paid was less than $1 million for the years ended December 31, 2007 and 2006.

The Company had an outstanding amount due to Cornerstone Real Estate Advisers, LLC of $5 million at a 4.3% interest rate as of December 31, 2006. Interest was payable semi-annually in arrears. In 2007, the note agreement was amended to extend the maturity date from 2007 to 2009. Interest is payable semi-annually in arrears, at a 4.4% interest rate as of December 31, 2007. Interest accrued and paid was less than $1 million for the years ended December 31, 2007 and 2006.

The Company provided short-term financing to five affiliated investment funds by entering into contracts for securities purchased under agreement to resell. As of December 31, 2007, the Company had contracts with the affiliated funds with a total carrying value of $1,151 million.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or an in excess of the retention limit arrangement. The Company also reinsures all of its long-term care business and a portion of its disability business. The amounts reinsured are on a yearly renewable term or coinsurance basis.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $1,358 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Financial Statements were as follows:

	December 31,
	2007	2006
	(In Millions)
Reserves ceded	$1,559	$1,316
Amounts recoverable from reinsurers	71	89

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Premium ceded	$554	$492	$436
Reinsurance recoveries	260	243	215

Reserves ceded include $1,157 million and $992 million associated with life insurance policies as of December 31, 2007 and 2006, respectively. The remaining balance relates to long-term care and disability policies.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2007, one reinsurer accounted for 29% of the outstanding reinsurance recoverable and the next largest reinsurer had 14% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

The Company also writes group health business through UniCARE Life and Health Insurance Company (“UniCARE”), a third party administrator. Pursuant to a 1994 reinsurance agreement, the Company cedes 100% of this business to UniCARE. Premium ceded was less than $1 million for the years ended December 31, 2007 and 2006.

13.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2007		2006
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Individual life	$30,316	2.5% - 6.0%	$29,023	2.5% - 6.0%
Group life	9,400	2.5% - 4.5%	8,871	2.5% - 4.5%
Group annuities	8,638	2.3% - 11.3%	8,893	2.3% - 11.3%
Individual annuities	3,306	2.3% - 11.3%	3,151	2.3% - 11.3%
Individual universal and variable life	2,231	3.5% - 6.0%	1,863	3.5% - 6.0%
Disabled life claim reserves	1,731	3.5% - 6.0%	1,703	3.5% - 6.0%
Disability active life reserves	568	3.5% - 6.0%	559	3.5% - 6.0%
Guaranteed investment contracts	473	2.5% - 13.0%	586	2.5% - 13.0%
Other	159	2.5% - 4.5%	155	2.5% - 4.5%

Total	$56,822		$54,804

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. In 2006, the Company exited this market and ceased issuing new contracts.

As of December 31, 2007, GIC reserves totaled $473 million, which included $118 million in contracts that can be surrendered with a market-value adjustment.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2007, the Company’s GIC reserves by maturity year were as follows:

(In Millions)
2008	$136
2009	299
2010	7
2011	31

Total	$473

b.	Liabilities for deposit-type contracts

The following table summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2007		2006
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Funding agreements	$2,999	2.0% - 10.2%	$2,280	2.6% - 10.2%
Dividend accumulations	596	4.3% - 4.7%	607	4.3% - 4.7%
Supplementary contracts	553	0.3% - 8.0%	579	0.3% - 8.0%
Other	109	4.0% - 8.0%	120	4.0% - 8.0%

Total	$4,257		$3,586

Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements in these programs have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. During 2006, a foreign-denominated medium-term note contract matured and resulted in a foreign currency loss of $102 million recorded in other realized capital losses. This loss was offset by a gain on currency swaps. Assets received for funding agreements may be invested in either the Company’s general account or in a separate account. As of December 31, 2007 and 2006, respectively, general account funding agreement balances totaled $2,999 million and $2,280 million, consisting of $2,953 million and $2,227 million in note programs and $46 million and $53 million in various other agreements.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to domestic and/or international investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were initially issued

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

from the Company’s $2 billion European Medium-Term Note Program, now in run-off, and are now issued from its $8 billion Global Medium-Term Note Program (“GMTN”). In 2006, the Company added a new contractual separate account for the benefit of the GMTN. Separate account assets and liabilities represent segregated funds administered and invested by the Company.

As of December 31, 2007, the Company’s general account funding agreement balances by maturity year were as follows:

(In Millions)
2008	$610
2009	780
2010	506
2011	4
2012	314
Thereafter	785

Total	$2,999

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2007	2006
	(In Millions)
Claim reserves, beginning of year	$1,835	$1,792
Less reinsurance recoverables	(107)	(88)

Net claim reserves, beginning of year	1,728	1,704

Claims paid related to:
Current year	(19)	(21)
Prior years	(266)	(265)

Total claims paid	(285)	(286)

Incurred related to:
Current year’s incurred	221	212
Current year’s interest	5	5
Prior years’ incurred	7	14
Prior years’ interest	78	79

Total incurred	311	310

Net claim reserves, end of year	1,754	1,728
Plus reinsurance recoverables	99	107

Claim reserves, end of year	$1,853	$1,835

The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends. In 2007, the $7 million increase in the prior years’ incurred claims was due to actual claim terminations being less than those anticipated by the morbidity table. Disability claims terminate when the recipient reaches the end of the contracted benefit period, they die, or they return to work full-time. The prior years’ incurred claims in 2006 included a $4 million decrease related to prior year corrections. The prior year corrections were recorded as change in surplus.

The following table reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2007	2006
	(In Millions)
Disabled life claim reserves	$1,731	$1,703
Accrued claim liabilities	23	25

Net claim reserves, end of year	$1,754	$1,728

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death, accumulation and income benefits on annuity and variable universal life contracts:

	Annuity			Life
	GMDB	GMAB	GMIB	GMDB	Total
	(In Millions)
December 31, 2007	$3	$9	$22	$111	$145
December 31, 2006	3	6	13	66	88

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death, accumulation and income benefits classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2007			December 31, 2006
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$7,697	$46	59	$6,945	$38	59
GMAB	944	2	57	754	—	56
GMIB	2,135	31	60	1,519	1	59

Account balances of annuity contracts with GMDB guarantees invested in separate accounts were $6,979 million and $6,134 million as of December 31, 2007 and 2006, respectively. In addition to the amount invested in separate account options, $718 million and $811 million of account balances of annuity contracts with GMDB guarantees were invested in general account options as of December 31, 2007 and 2006, respectively.

The Company sells universal life and variable universal life type contracts, a portion of which offer secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2007 and 2006, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $800 million and $598 million, respectively.

The determination of GMDB, GMAB, and GMIB reserves is based on actuarial guidelines. Reserve assumptions for GMDB benefits generally anticipate payout between ages 60 and 90. GMAB benefits will be paid either ten or 20 years from their election, depending on the terms of the benefit. GMIB benefits are generally expected to be initiated between ages 60 and 80; the Company does not expect significant elections after age 80, as the benefit accumulation ceases at that time.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Debt

The Company began issuing debt in the form of commercial paper in July 2007. Previously, the commercial paper was issued out of MassMutual Funding, LLC, an indirect subsidiary of the Company. Commercial paper with a carrying value and face amount of $250 million as of December 31, 2007 had interest rates ranging from 4.30% to 5.55%. The commercial paper issued had maturity dates ranging from 1 day to 36 days. Interest expense for this commercial paper for the year ended December 31, 2007 was $6 million.

The Company and MassMutual Funding, LLC had a $500 million 5-year credit facility with a syndicate of lenders that could be used for general corporate purposes and to support the commercial paper borrowings. In 2007, the credit facility agreement was amended to remove MassMutual Funding, LLC as a borrower. For the years ended December 31, 2007 and 2006, there were no draws on the credit facility.

15.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans that cover substantially all employees and agents. For some participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $90 million in 2006 to its qualified defined benefit plan and did not contribute in 2007.

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (non-qualified deferred compensation thrift savings) defined contribution plans for substantially all of its employees and agents. A change was made to the Company’s 401(k) thrift savings plan, effective on March 1, 2007, from a variable matching contribution that ranged from 1.5% to 5% of participant’s pay, to a 100% (dollar-for-dollar) match on the first 4% of earnings contributed each pay period.

In October 2007, the Board of the Company approved changes to the defined benefit pension plan cash balance formula for Home Office employees and certain domestic subsidiaries, and increased the matching contribution to the Company’s 401(k) thrift savings plan from 4% to 5%. All changes are to be effective January 1, 2010. The changes to the defined benefit pension plan cash balance formula were reviewed by the independent actuary and determined to have no impact on the projected benefit obligation of the plan.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The total matching thrift savings contributions by the Company were $20 million, $18 million and $20 million for the years ended December 31, 2007, 2006 and 2005, respectively, and were included in general insurance expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

b.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and covered dependents. MassMutual Benefits Management, Inc., (“MMBMI”), a wholly owned subsidiary of MassMutual Holding Limited Liability Company (“MMHLLC”) has the obligation to pay the Company’s other postretirement benefits. MMBMI was set up to design, administer, account for, and report on the benefits and wellness programs for the active and retired domestic employees and agents of the Company, which continues to be the Plan Sponsor. As the benefit plan sponsor, the Company continues to record the liability with a corresponding receivable from MMBMI; as such, these allocations do not relieve the Company of its primary liability.

MMBMI is primarily allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of the transition obligation are primarily recorded by the Company.

The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the U.S. Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over 20 years through 2012. The initial transition obligation represents the phased recognition on the income statement of the differences between the plan’s funded status and the accrued cost on the Company’s balance sheet when the Company first transitioned to SSAP No. 14. See section e. of this note Amounts recognized in the Consolidated Statutory Statements of Financial Position for details on the plan’s funded status.

Projected benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits deemed earned as of a September 30 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, termination, disability, or death and are detailed in section c. of this note Benefit obligations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company provides postemployment benefits for home office employees. As discussed in note 2b, Corrections of errors and reclassifications, the Company accrued postemployment benefits for home office employees’ severance plans in the fourth quarter of 2006. The net accumulated liability recorded for these benefits as of December 31, 2007 and 2006 was $21 million and $23 million, respectively.

The Company accrues postemployment benefits for agents health benefits for those agents that qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $10 million as of December 31, 2007 and 2006.

c.	Benefit obligations

Accumulated benefit obligations represent the present value of pension benefits earned as of a September 30 measurement date based on service and compensation and do not take into consideration future salary.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of a September 30 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the change in the projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2007 and 2006 using a September 30 measurement date:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Change in projected benefit obligation:
Projected benefit obligation, beginning of period	$1,404	$1,383	$274	$288
Service cost	45	44	8	7
Interest cost	79	74	15	15
Actuarial (gains)	(107)	(12)	(10)	(20)
Benefits paid	(80)	(85)	(26)	(25)
Contributions by plan participants	—	—	8	8
Medicare prescription drug direct subsidy	—	—	2	1

Projected benefit obligation, end of period	$1,341	$1,404	$271	$274

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Projected benefit obligation for:
Vested employees	$1,341	$1,404	$271	$274
Non-vested employees	20	28	44	36

	$1,361	$1,432	$315	$310

Accumulated benefit obligation for:
Vested employees	$1,263	$1,320	$271	$274
Non-vested employees	14	19	44	36

	$1,277	$1,339	$315	$310

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation and current year expense. A few of the major assumptions used include: expected return on assets, discount rate, expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

The annual change in the discount rate is correlated to the change in the Citigroup Pension Discount curve rate as of a measurement date of September 30, 2007. In prior years, the discount rate was based on the change in the Moody’s Aa Corporate bond rate. Each 25 basis point change in the discount rate results in an approximately $43 million change in the projected pension benefit obligation.

d.	Plan assets

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31, 2007 and 2006 using a September 30 measurement date:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Change in plan assets:
Fair value of plan assets, beginning of period	$1,364	$1,228	$9	$10
Actual return on plan assets	185	113	—	—
Employer contributions	17	108	17	15
Benefits paid	(80)	(85)	(26)	(25)
Contributions by plan participants	—	—	8	9

Fair value of plan assets, end of period	$1,486	$1,364	$8	$9

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets as of September 30,
Asset Category	Actual 2007	Target Ranges	Actual 2006
Domestic equity	58%	45.0% - 55.0%	56%
International equity	12	7.5% - 12.5%	11
Domestic fixed-income	25	25.0% - 35.0%	28
Alternative investments	5	7.5% - 12.5%	5

Total	100%		100%

As of December 31, 2007 and 2006, the fair value of the pension plan assets of $1,439 million and $1,424 million, respectively, were invested in group annuity contracts, which invest in the Company’s general and separate accounts.

The Company employs a total return investment approach whereby a mix of equities, fixed-income investments and securities lending are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

Plan assets and the related assumptions used to calculate expense are immaterially affected by the current credit market environment.

The Company’s other postretirement benefit plans’ weighted-average asset allocations by asset category are as follows:

	Plan Assets as of September 30,
Asset Category	2007	2006
Domestic fixed-income	39%	41%
Cash and cash equivalents	61	59

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Amounts recognized in the Consolidated Statutory Statements of Financial Position

The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods which appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition. The following table sets forth the funded status of the plans as of December 31, 2007 and 2006 using a September 30 measurement date, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Statements of Financial Position.

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Fair value of plan assets, end of period	$1,486	$1,364	$8	$9
Less projected benefit obligations, end of period	1,341	1,404	271	274

Funded status	$145	$(40)	$(263)	$(265)

Funded status	$145	$(40)	$(263)	$(265)
Unrecognized net actuarial loss	224	436	27	38
Unrecognized prior service cost	—	1	2	2
Remaining net obligation at initial date of application	5	6	26	31
Effect of fourth quarter activity	4	6	5	6

Subtotal net amount recognized	378	409	(203)	(188)
Less assets nonadmitted	529	558	—	—

Net amount recognized	$(151)	$(149)	$(203)	$(188)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The qualified pension plan was over funded by $336 million and $165 million and the non-qualified pension plans are not funded and have total projected benefit obligations of $191 million and $205 million for the periods ended December 31, 2007 and 2006, respectively.

f.	Prepaid and accrued benefit costs

The net pension amount recognized is broken into its respective prepaid and accrued benefit costs which are included in other than invested assets and other liabilities, respectively, in the Company’s Consolidated Statutory Statements of Financial Position. The Company continues to record the liability with a corresponding receivable from MMBMI.

The status of these plans as of December 31, 2007 and 2006, using a September 30 measurement date, adjusted for fourth quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Amounts recognized in the Consolidated Statutory
Statements of Financial Position:
Prepaid benefit cost	$524	$552	$—	$—
Intangible assets	5	6	—	—
Less assets nonadmitted	(529)	(558)	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(178)	(192)	(203)	(188)
Surplus	27	43	—	—

Net amount recognized	$(151)	$(149)	$(203)	$(188)

The change in net amount recognized for net pension benefits is as follows:

	Pension Benefits
	2007	2006
	(In Millions)
Subtotal net amount recognized, beginning of year	$409	$361
Employer contributions	17	108
Periodic cost	(47)	(61)
Other	(1)	1

Subtotal net amount recognized	378	409
Nonadmitted asset	(529)	(558)

Net amount recognized, end of year	$(151)	$(149)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic (benefit) cost

The net periodic (benefit) cost is the annual accounting expense or income that the Company recognized and included in general insurance expenses in the Consolidated Statutory Statements of Income for the years ended December 31, 2007 and 2006 is as follows.

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$45	$44	$8	$7
Interest cost	79	74	15	15
Expected return on plan assets	(101)	(90)	—	—
Amortization of unrecognized transition obligation	—	1	5	5
Amount of recognized net actuarial and other losses	24	32	1	1

Total net periodic cost	$47	$61	$29	$28

Decrease in minimum liability included in surplus	$(16)	$(4)	$—	$—

The Company expects to spend $38 million to meet its expected obligations under its nonqualified pension plans and other postretirement benefit plans in 2008.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2008	$66	$23	$2
2009	69	23	2
2010	73	24	2
2011	77	25	3
2012	82	25	3
2013-2017	488	136	14

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans for the years ended December 31, 2007, 2006 and 2005 is as follows:

	2007	2006	2005
	(In Millions)
Life	$2	$2	$2
Health	39	43	45
Postretirement	29	28	26
Postemployment	(2)	23	—
Disability	2	2	2
Pension	47	61	58
Thrift	20	18	20
Other benefits	10	15	12

Total	$147	$192	$165

h.	Assumptions

The assumptions as of December 31, 2007 and 2006 using a September 30 measurement date used by the Company to calculate the benefit obligations and to determine the benefit costs in the year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	6.25%	5.75%	6.25%	5.75%
Rate of increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Net periodic benefit cost:
Discount rate	5.75%	5.50%	5.75%	5.50%
Long-term expected rate of return on plan assets	7.75%	7.75%	3.00%	3.00%
Rate of increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Assumed health care cost trend rates:
Health care cost trend rate	—	—	7.00%	8.00%
Ultimate health care cost trend rate after gradual decrease until 2013 for both years 2007 and 2006, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established using a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long term. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have the following effects in 2007:

	One Percentage Point Increase	One Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$2	$(2)
Effect on other postretirement benefit obligation	23	(20)

i.	Employee compensation plans

A short-term incentive compensation plan exists that is offered to substantially all employees not covered by another incentive plan. Employees are eligible for an annual bonus based on individual and company performance. The costs associated with the short-term incentive compensation plan were recorded by the Company.

Non-qualified deferred compensation plans are offered allowing certain employees and agents to elect to defer a portion of their compensation. Several shadow investment options are available under these plans. The costs associated with the nonqualified deferred compensation plans were recorded by the Company with less than $1 million being allocated to affiliated unconsolidated subsidiaries, including MMHLLC.

Key employees of the Company have been granted performance units in a long-term incentive compensation plan. Under this plan, performance units are granted at the start of each three year performance period. An individual employee’s participation and/or the number of units granted may vary from one cycle to the next based on performance, impact on organization and relative contribution. Each unit’s value is based on the three year consolidated results for the total enterprise on pre-established goals and measures for each year within each performance cycle. Awards are paid at the completion of each three year performance period and are subject to forfeiture if separation from service occurs for reasons other than retirement, death, disability, divestiture or position elimination. In 2007, all of the costs were recorded by the Company.

In October 2007, the Board of the Company approved a new long-term incentive compensation plan. It is intended that this new plan be utilized for all long-term awards granted beginning in 2008, and that no new awards be granted under the former long-term performance unit plan. Awards under this new plan may be granted to key employees of the Company or its subsidiaries and take the form of phantom stock appreciation rights (“PSAR”) and phantom restricted shares (“PRS”). The phantom stock utilized under the plan is intended to be a measure of earnings for the purposes of this long-term incentive plan. These awards do not convey any ownership rights and will be

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

settled in cash only. PSAR vest in full three years after the grant date, followed by a two year exercise period. PRS vest in one-third increments following 3, 4, and 5 years from the grant date. PRS awards are settled in cash following vesting. Awards are subject to forfeiture in the event of termination prior to vesting (other than retirement, death, disability or job elimination).

Several key employees of the Company and MMHLLC were granted deferred compensation agreements which provide fixed amounts that vest and become payable at retirement. These fixed amounts are invested in several shadow investment options specified by each agreement that allow for additional earnings to be credited based on market performance or at a stated interest rate. All employees who were granted these agreements have left the company and only two are currently receiving quarterly payments over a number of years. During 2007, less than $1 million of costs related to the deferred compensation agreements were recorded by the Company.

16.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2007	2006
	(In Millions)
Total deferred tax assets	$2,550	$2,396
Total deferred tax liabilities	(1,290)	(1,196)

Net deferred tax asset	1,260	1,200
Deferred tax assets nonadmitted	(711)	(711)

Net admitted deferred tax asset	$549	$489

Increase in nonadmitted asset	$—	$(11)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$108	$(60)	$63
Foreign income tax expense on operating earnings	11	10	10

	119	(50)	73
Federal income tax expense (benefit) on net realized capital gains (losses)	45	51	(1)

Total federal and foreign income tax expense	$164	$1	$72

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2007	2006
	(In Millions)
Deferred tax assets:
Reserve items	$637	$635
Policy acquisition costs	477	455
Nonadmitted assets	332	304
Investment items	325	310
Policyholders’ dividend related items	301	261
Pension and compensation related items	201	188
Expense items	142	127
Unrealized investment losses	116	90
Other	19	26

Total deferred tax assets	2,550	2,396
Nonadmitted deferred tax assets	(711)	(711)

Admitted deferred tax assets	1,839	1,685

Deferred tax liabilities:
Unrealized investment gains	701	411
Deferred and uncollected premium	186	182
Pension items	184	194
Investment items	136	343
Other	83	66

Total deferred tax liabilities	1,290	1,196

Net admitted deferred tax asset	$549	$489

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts nonadmitted, is comprised of the following and is presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statements of Changes in Surplus:

	Years Ended December 31,
	2007	2006
	(In Millions)
Change in deferred tax assets	$154	$81
Change in deferred tax liabilities	(94)	14

Increase in deferred tax asset	60	95
Less items not recorded in the change in net deferred income taxes:
Tax effect of unrealized gains excluding cumulative effect of adoption of accounting principles in 2006	290	(128)
Cumulative effect of adoption of accounting principles	—	(7)
Balance transferred from subsidiary	—	(13)
Tax effect of unrealized losses	(26)	52
Prior year correction	(5)	(41)

Increase (decrease) in net deferred income taxes	$319	$(42)

As of December 31, 2007, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2007		2006		2005
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$93	35%	$229	35%	$220	35%
Change in reserve valuation basis	2	1	(3)	—	(22)	(4)
Policyholders’ dividends	—	—	(5)	(2)	(47)	(8)
Investment items	(170)	(64)	(54)	(8)	(64)	(10)
Tax credits	(53)	(20)	(53)	(8)	(50)	(8)
Nonadmitted assets	(27)	(10)	(49)	(7)	(6)	—
Other	—	—	(22)	(3)	12	2

Total statutory income tax (benefit) expense	$(155)	(58)%	$43	7%	$43	7%

Federal and foreign income tax expense	$164		$1		$72
Change in net deferred income taxes	(319)		42		(29)

Total statutory income tax (benefit) expense	$(155)		$43		$43

During the year ended December 31, 2007, the Company paid federal income taxes in the amount of $205 million. In 2006, the Company received federal income tax payments in the amount of $6 million. In 2005, the Company paid federal income taxes in the amount of $340 million. As of December 31, 2007, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses are as follows: $151 million in 2007, $69 million in 2006 and $18 million in 2005.

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed that limitation for 2005 and later years. Based on data released by the United States Internal Revenue Service (“IRS”) during 2006 and 2005, the Company revised its estimate used at year end 2005 and 2004, respectively, of the financial statement effect of the limitation.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is still evaluating the applicability of FIN 48 to statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets”.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits:

(In Millions)
Balance, January 1, 2007	$178
Gross increase related to positions taken in prior years	5
Gross increase related to positions taken in current year	14
Gross decrease related to settlements	(28)
Gross increase (decrease) related to lapse of statutes of limitations	—

Balance, December 31, 2007	$169

Included in the liability for unrecognized tax benefits at December 31, 2007, are $150 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2007 includes $19 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate. It is reasonably possible that the total amount of unrecognized tax benefits will decrease within the next 12 months by approximately $6 million as a result of the settlement of certain tax audits.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of interest and penalties recognized in the Company’s financial statements as of December 31, 2007 was $36 million.

The IRS recently completed its examination of the Company’s income tax returns for the tax years 2001 through 2003. The IRS issued a Revenue Agent’s Report proposing to assess the Company additional income taxes for the years 2001 through 2003. In 2007, the Company made additional payments of $54 million with respect to tax years 2001 through 2003. In 2007, the Company filed a Letter of Protest with IRS Appeals contesting some of the proposed adjustments. Even if the Company were not to prevail on these contested proposed adjustments, the Company would not suffer a material change to its financial position or liquidity. Settlement has been reached with the IRS for tax years prior to 2001, although the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company has reserved the right to pursue refunds for certain pre-2001 contested issues. In 2006, the Company settled with the federal government tax refund disputes on issues for the years 1984 through 1987, and 1998 through 2000. As a result of these settlements, the Company’s tax liability was reduced by $61 million in 2006. As of December 31, 2007 and 2006, the Company has no protective deposits recognized as admitted assets.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs and international operations. The Company mitigates its currency exposures related to its investments and medium-term note programs through the use of derivatives.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Risks related to credit markets

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management did not believe that significant concentrations of credit risk existed as of and for the year ended December 31, 2006.

In 2007, the slowing of the U.S housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators have led to higher delinquency and loss rates, reduced credit availability and liquidity in the residential loan market. The Company has implemented a stringent review process for determining the fair value of securities containing these risk characteristics. Cash flows were modeled for every bond using prepayment and default assumptions that varied according to collateral attributes. Bonds with nontrivial credit exposure were modeled across a variety of prepayment and default scenarios, spanning the range of possible outcomes specific to each individual security. Resulting cash flows were discounted at spreads consistent with the residential mortgage market’s weakness and the uncertainty around the magnitude and timing of cash flows. This review process provided a

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

framework for deriving other-than-temporary impairment losses. In these analyses, data quality of loan vintage, collateral type, and investment structure are critical elements of determining fair values.

The fair value of subprime and Alt-A investments are highly sensitive to evolving conditions that can impair the cash flows realized by investors. Determining fair value is made more difficult by the lack of observable prices, uncertainty of credit ratings, and the current liquidity crisis which may continue into the foreseeable future. The ultimate emergence of losses is subject to uncertainty. A significant, unexpected credit event could change management’s view of these assets. If defaults were to increase significantly above the stresses imposed in our analysis or collateral performance was much worse than expected, management would need to reassess whether such credit events have changed the underlying dynamics of the market and the expected performance of these assets.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Additionally, the Company, as lessee, has entered into various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. and Babson Capital. Total rental expense on net operating leases was $41 million, $35 million and $34 million, which was net of $22 million, $19 million and $16 million of sublease receipts, for the years ended December 31, 2007, 2006 and 2005, respectively.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2007 were as follows:

	Leases	Subleases	Net Operating Leases
	(In Millions)
2008	$60	$22	$38
2009	54	22	32
2010	51	24	27
2011	45	22	23
2012	34	17	17
Thereafter	101	56	45

Total	$345	$163	$182

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

The Company, together with numerous other defendants, has been named in an adversary proceeding in the Enron bankruptcy. In addition, in June 2005, the Company’s former Chief Executive Officer (“former CEO”) filed a demand for arbitration contesting his termination “for cause” from the Company. In 2006, the arbitration panel ruled that the former CEO’s conduct did not satisfy his Employment Contract’s requirement of a “for cause” termination and awarded him a portion of the compensation and severance benefits specified in the contract. The Company has appealed this ruling to the Massachusetts state court. In 2007, the Company accrued an additional $9 million in expense, including $6 million of interest, bringing the total accrual for this matter to approximately $80 million as of December 31, 2007.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2007, the Company has paid $118 million of the original $268 million accrual. Additionally in 2007, the Company revised this estimate and reduced the liability by $21 million.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

e.	Regulatory inquiries

The Company is subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and (d) marketing, pricing and sales of retirement products. In connection with examinations and investigations, the Company has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2007 and 2006, the Company had approximately $50 million and $130 million, respectively, of outstanding unsecured funding commitments. As of December 31, 2007 and 2006, the Company had no liability attributable to the funding commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2007 and 2006, the Company had approximately $27 million and $87 million of outstanding letters of credit, respectively. As of December 31, 2007, the Company had a $1 million funding request attributable to these letter of credit arrangements. As of December 31, 2006, the Company had no funding requests attributable to the letter of credit arrangements.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and eight years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2007, the Company had the following commitments:

	2008	2009	2010	2011	There after	Total
	(In Millions)
Private placements	$596	$208	$104	$36	$244	$1,188
Mortgage loans	219	289	196	36	12	752
Real estate	56	—	—	—	—	56
Partnerships and LLCs	388	327	155	323	1,346	2,539
LIHTC investments (including equity contributions)	8	47	5	—	3	63

Total	$1,267	$871	$460	$395	$1,605	$4,598

In connection with acquisitions and dispositions, the Company had commitments related to property lease arrangements, certain indemnities, investments and other business obligations, in the normal course of business. As of December 31, 2007 and 2006, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2007 and 2006, the Company had no outstanding obligations attributable to these commitments and guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2007 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,475	13%
At book value less current surrender charge of 5% or more	430	1
At fair value	36,679	66

Subtotal	44,584	80%
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,283	4
Not subject to discretionary withdrawal	8,629	16

Total	$55,496	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2007:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$8,638
Policyholders’ reserves – individual annuities	3,306
Policyholders’ reserves – guaranteed investment contracts	473
Liabilities for deposit-type contracts	4,257

Subtotal	16,674

Separate Account Annual Statement:
Annuities	36,675
Other annuity contract deposit-funds and guaranteed interest contracts	2,147

Subtotal	38,822

Total	$55,496

b.	Separate accounts

The Company has separate accounts classified as the following: (1) indexed, which are invested to mirror an established index based on the guarantee; (2) non-indexed, which have reserve interest rates at no greater than 4% and/or to fund a long-term interest guarantee in excess of a year that does not exceed 4%; and (3) non-guaranteed, which are variable accounts where the benefit is determined by the performance and/or market value of the investment held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2007 is as follows:

	Indexed	Non- Indexed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$500	$—	$6,744	$7,244

Reserves:
For accounts with assets at:
Fair value	$2,141	$1,433	$38,188	$41,762
Amortized cost	—	—	—	—

Total reserves	2,141	1,433	38,188	41,762
Other liabilities	—	—	767	767

Total	$2,141	$1,433	$38,955	$42,529

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,135	$—	$—	$1,135
At book value without fair value adjustment and current surrender charge of 5% or more	—	—	463	463
At fair value, which may or may not have a surrender charge	—	1,433	37,553	38,986
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	172	172

Subtotal	1,135	1,433	38,188	40,756
Other liabilities	1,006	—	767	1,773

Total	$2,141	$1,433	$38,955	$42,529

For the year ended December 31, 2007, net transfers to separate accounts of $1,549 million, included in change in policyholders’ reserves on the Statutory Statements of Income, included transfers to separate accounts of $6,744 million and transfers from separate accounts of $5,195 million. In addition, $463 million of net deposits on deposit-type liabilities related to the Global Medium-Term Note Program were also transferred to separate accounts; these deposits are not considered premium and therefore, were excluded from the Statutory Statements of Income.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Exchange of bonds for bonds	$2,812	$1,698	$3,245
Stock conversion to other invested assets	263	71	—
Bond transfers to other invested assets	120	47	—
Stock distributions from other invested assets	41	111	7
Dividend reinvestment	35	20	17
Derivatives to long-term debt	26	—	—
Stock conversions to bonds	25	32	—
Stock to stock conversions	19	314	123
Reclassification of short-term investments to bonds	13	906	—
Interest capitalization for long-term debt	13	—	—
Net investment income payment in-kind bonds	7	11	5
Transfer of real estate from separate accounts to partnerships and limited liability companies	—	398	—
Bonds conversion to stocks	—	1	9

Included in the exchange of bonds for bonds are $1,774 million, $1,277 million and $569 million of purchases and sales that are the result of rate resets on existing bank loans for the years ended December 31, 2007, 2006 and 2005, respectively. The Company’s systems record these rate resets as rollover transactions.

As of December 31, 2007, the cash, cash equivalents and short-term investments of $2,558 million on the Statutory Statements of Cash Flows excluded $8 million in nonadmitted assets related to securities purchased under agreements to resell. The uncollateralized portion of the contract was nonadmitted when the fair value of the collateral fell below the contract value.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2007 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Private Equity Fund Investor, LLC

MMC Equipment Finance LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Holding MSC, Inc.

MassMutual International LLC

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 97.7%

MassMutual Baring Holding, LLC

MML Financial, LLC

MassMutual Capital Partners LLC

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements:

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2007

Statements of Operations and Changes in Net Assets for the years ended December 31, 2007 and 2006

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2007 and 2006

Statutory Statements of Income for the years ended December 31, 2007, 2006 and 2005

Statutory Statements of Changes in Surplus for the years ended December 31, 2007, 2006 and 2005

Statutory Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005

Notes to Statutory Financial Statements

        (b)  Exhibits:

Exhibit 1	Copy of Resolution of the Executive Committee of the Board of Directors of Massachusetts Mutual Life Insurance Company, authorizing the establishment of the Registrant, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement under the Securities Act of 1933, File No. 2-75412.

Exhibit 2	None

Exhibit 3	(i)(a) Copy of Distribution Agreement between the Registrant and MML Distributors, LLC, incorporated by reference to Exhibit 3 (i)(a) to Registrant’s Post Effective Amendment No. 11 to Registration Statement under the Securities Act of 1933, File No. 33-7724.

(i)(b) Copy of Co-Underwriting Agreement between the Registrant and MML Investors Services, Inc., incorporated by reference to Exhibit 3 (i)(b) to the Registrant’s Post Effective Amendment No. 11 to Registration Statement under the Securities Act of 1933, File No. 33-7724.

(ii) None

Exhibit 4	(i) Form of Flexible Purchase Payment Multi-Fund Variable Annuity Contract, incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement File No. 33-7724, filed and effective May 1, 1998.

Exhibit 5	Form of Application used with the Flexible Purchase Payment Multi-Fund Variable Annuity Contract in Exhibit 4 incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement File No. 33-7724, filed and effective May 1, 1998.

Exhibit 6	(i) Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company, incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

(ii) Copy of the By-Laws of Massachusetts Mutual Life Insurance Company incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

Exhibit 7	None

Exhibit 8	(a) Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc., incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.

(b) Form of Participation Agreement with MML Series Investment Fund II, incorporated by reference to Initial Registration Statement No. 333-130156, filed on December 6, 2005.

(c) Rule 22c-2 Agreements with MML Series Investment Fund II and Oppenheimer Variable Account Funds, incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.

Exhibit 9	Opinion of and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP*

(ii) Powers of Attorney for:

Roger G. Ackerman

Thomas C. Barry

Kathleen A. Corbet

James H. DeGraffenreidt, Jr.

Patricia Diaz Dennis

William B. Ellis

Robert A. Essner

Robert M. Furek

Raymond W. LeBoueuf

William B. Marx, Jr.

John F. Maypole

Marc Racicot

Stuart H. Reese

Michael T. Rollings

Norman A. Smith

William T. Spitz

Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-81015, filed on Form N-4 in April 2008.

Exhibit 11	None

Exhibit 12	None

Exhibit 14	None

*	Filed herewith

Item 25.    Directors and Executive Officers of MassMutual

Directors of Massachusetts Mutual Life Insurance Company

Roger G. Ackerman, Lead Director P.O. Box 45 Phoenix, NY 13135	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34101-7716

Kathleen A. Corbet, Director 49 Cross Ridge Road New Caanan, CT 06840	William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033 Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940 Officers of Massachusetts Mutual Life Insurance Company

Stuart H. Reese, Director, Chairman, President and
Chief Executive Officer (Principal Executive Officer)

1295 State Street

Springfield, MA 01111

William T. Spitz, Director

16 Wynstone

Nashville, TN 37215

Stephen L. Kuhn, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111

Edward M. Kline, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111

Roger W. Crandall, Executive Vice President 1295 State Street Springfield, MA 01111

William F. Glavin, Jr., Executive Vice President 1295 State Street Springfield, MA 01111

John V. Murphy, Executive Vice President 1295 State Street Springfield, MA 01111 Mark Roellig, Executive Vice President 1295 State Street Springfield, MA 01111

Michael T. Rollings, Executive Vice President 1295 State Street Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President 1295 State Street Springfield, MA 01111

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual. The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license.

c.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%)

d.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest –58%—of DP.)

2

e.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

f.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine II Leveraged LP and Almack Mezzanine II Unleveraged LP.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 97.7%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

3

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

7.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (Owned 95% by OFI Institutional Asset Management, Inc. and 5% by OppenheimerFunds, Inc.)

4

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

a.)	OFI Institutional Asset Management, Ltd., (February 6, 2007), a limited liability company formed in England.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

8.)	Tremont GP, Inc., a Delaware corporation.

5

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual investments.

9.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

10.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.)

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4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited—50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC—.07%; 1279342 Ontario Limited – 20.5%)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. 39.01%)

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e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 80.03%; MM Real Estate GK – 7.64%; Protective Capital (International) Ltd. – 6.38%; MassMutual Asia Limited – 5.93%; and MassMutual Life Insurance Company—.02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

f.	MM Real Estate GK, a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 1%; MassMutual International LLC – 99%)

g.	MassMutual Global Wealth Management Limited, a Guernsey company that is the fund manager for its two subsidiary companies.

11.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

12.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

c.	Invicta Holdings LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company.

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1.)	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

2.)	Invicta Capital LLC (April 12, 2006), a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC.

a.)	Invicta Credit LLC (April 12, 2006). a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps.

13.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

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e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

iii.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa. Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

i. Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

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ii. Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii. Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv. Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v. Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.) Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.) Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.) Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.) Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

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14.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide.

a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

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1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

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II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	OFI Tremont Market Neutral Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer Baring SMA International Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Emerging Technologies Fund (in the process of de-registering)

•	Oppenheimer Enterprise Fund (in the process of de-registering)

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Growth Fund (in the process of de-registering)

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer Master International Value Fund, LLC

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund, Inc.

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Trust

•	Oppenheimer Transition 2010 Fund

•	Oppenheimer Transition 2015 Fund

•	Oppenheimer Transition 2020 Fund

•	Oppenheimer Transition 2025 Fund

•	Oppenheimer Transition 2030 Fund

•	Oppenheimer Transition 2040 Fund

•	Oppenheimer Transition 2050 Fund

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27.    Number of Contract Owners

As of February 4, 2008 there were 66,720 Separate Account 1 contracts in force.

Item 28.    Indemnification

RULE 484 UNDERTAKING

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State and for the MML Series Investment Fund and the MML Series Investment Fund II.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
William F. Glavin	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer, Vice President and Treasurer

Andrew Dickey	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Chief Compliance Officer and Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Donald Towse	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Denise Kresock	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Camille Donald	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	U.S. Insurance Group Supervisor	1295 State Street Springfield, MA 01111-0001

Ellen Dziura	Retirement Income Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

William McCauley	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Douglas Russell	Variable Annuity Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Jo-Anne Rankin	Variable Life Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.

Item 31.    Management Related Services

None

Item 32.    Undertakings

(a)  Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)  Registrant asserts that the Separate Account meets the definition of a separate account under the Investment Company Act of 1940.

(e)  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible and single purchase payment, individual, multiple fund variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 1, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 23 to Registration Statement No. 33-7724 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2008.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/ STUART H. REESE*
Stuart H. Reese, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

By:	/s/ PATRICIA J. WALSH
Patricia J. Walsh*

On April 24, 2008, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ STUART H. REESE* Stuart H. Reese	President and Chief Executive Officer (Principal Executive Officer)	April 24, 2008

/s/ MICHAEL T. ROLLINGS* Michael T. Rollings	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2008

/s/ NORMAN A. SMITH* Norman A. Smith	Corporate Vice President and Controller (Principal Accounting Officer)	April 24, 2008

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 24, 2008

/s/ THOMAS C. BARRY* Thomas C. Barry	Director	April 24, 2008

/s/ KATHLEEN A. CORBET* Kathleen Corbet	Director	April 24, 2008

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 24, 2008

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 24, 2008

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 24, 2008

/S/ ROBERT ESSNER* Robert Essner	Director	April 24, 2008

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 24, 2008

/s/ RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 24, 2008

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 24, 2008

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 24, 2008

/s/ MARC RACICOT* Marc Racicot	Director	April 24, 2008

/S/ WILLIAM T. SPITZ* William T. Spitz	Director	April 24, 2008

/s/ Patricia J. Walsh *Patricia J. Walsh	On April 24, 2008, as Attorney-in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As counsel to the Registrant, I, Edwin L. Kerr, have reviewed this Post-Effective Amendment No. 23 to Registration Statement No. 33-7724, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    EDWIN L. KERR

By

Edwin L. Kerr

Assistant Vice President and Counsel

Massachusetts Mutual Life Insurance Company

INDEX TO EXHIBITS

Exhibit 9	Opinion and Consent of Counsel

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP